[Front Cover]

                       Value Investing in Small Companies
                             for More Than 25 Years



                                      THE
                                     ROYCE
                                     FUNDS



                            PENNSYLVANIA MUTUAL FUND

                                     PMF II

                             ROYCE GIFTSHARES FUND

                               1998 Annual Report





                               www.roycefunds.com

[End Front Cover]

The Royce Funds Road Map
--------------------------------------------------------------------------------

                              TWO DISTINCT MARKETS

For more than 25 years, Royce & Associates has utilized a disciplined value approach to select small-cap companies. We believe that the small-cap universe is comprised of two distinct markets, small- and micro-cap, and that each requires a distinct investment strategy.

  [Blue Line] SMALL-CAP
[Yellow Line] MICRO-CAP

CORE FUNDS

The small-cap universe (companies with market caps between $300 million and $1 billion) is no longer small, unknown or under-owned; therefore, we believe that this higher level of efficiency requires greater portfolio concentration.

The micro-cap universe (companies with market caps less than $300 million) provides more choices (approximately 6,500 companies), yet greater trading difficulties; therefore, we believe that broad diversification is appropriate given the liquidity constraints of this sector.

  [Blue Line] ROYCE PREMIER FUND
              Concentrated Small-Cap Portfolio

[Yellow Line] ROYCE MICRO-CAP FUND
              Diversified Micro-Cap Portfolio

COMBINED FUNDS

These portfolios invest in both small- and micro-cap companies and represent our flagship approach. Two of our combined portfolios, Pennsylvania Mutual Fund and PMF II, employ a more diversified investment strategy and are designed for both individuals and institutions. Royce GiftShares Fund, one of the few gifting and estate-planning portfolios, uses a more concentrated approach.

  [Blue Line] PENNSYLVANIA MUTUAL FUND
[Yellow Line] Diversified Small- and Micro-Cap Portfolio

  [Blue Line] PMF II
[Yellow Line] Diversified Small- and Micro-Cap Portfolio

  [Blue Line] ROYCE GIFTSHARES FUND
[Yellow Line] Concentrated Small- and Micro-Cap Portfolio

THEME FUNDS

These portfolios invest in securities primarily found in our Core Funds that have special attributes. One has low-volatility characteristics (dividends), one has the potential for higher returns and volatility (low-priced stocks) and one takes specific sector (financial services) risk. Performance and volatility may be substantially different for each of these portfolios.

  [Blue Line] ROYCE TOTAL RETURN FUND

[Yellow Line] Dividend-Paying Securities

  [Blue Line] ROYCE LOW-PRICED STOCK FUND

[Yellow Line] Stocks Priced Below $15

  [Blue Line] ROYCE FINANCIAL SERVICES FUND

[Yellow Line] Financial Services Companies

                                                                 THE ROYCE FUNDS
--------------------------------------------------------------------------------

Annual Report Reference Guide
================================================================================

Jump, Jive An' Wail: 1998's stock market provided more than its share of swinging moments.        2
---------------------------------------------------------------------------------------------------
It Don't Mean a Thing (If It Ain't Got That Swing): Recent changes to                             5
small-cap stock definitions have little impact on our own small- and micro-cap work.
---------------------------------------------------------------------------------------------------
Pennsylvania Mutual Fund* outperformed its small-cap benchmark index, the                        10
Russell 2000, for the second half, the one-, three-, 15- and 20-year periods.
The Fund's average annual total return since Chuck Royce became its portfolio manager (6/30/73) was 16.0%.
---------------------------------------------------------------------------------------------------
PMF II, managed by Buzz Zaino since April 1, 1998, outperformed the Russell 2000                 12
for the fourth quarter, the second half, the one-year, two-year and since inception (11/19/96) periods.
---------------------------------------------------------------------------------------------------
Royce GiftShares Fund*, our gifting and estate-planning portfolio, outperformed                  14
the Russell 2000 for the fourth quarter, the second half, the one-year, three-year and since inception (12/27/95) periods. The Fund's average annual total return since inception was 23.6%.
---------------------------------------------------------------------------------------------------
Updates and Notes: What's New on Our Website                                                     16
(www.roycefunds.com) and a Y2K Update.
---------------------------------------------------------------------------------------------------
Schedules of Investments and Other Financial Statements.                                         17
---------------------------------------------------------------------------------------------------
Postscript: Furby-Mania.                                                          Inside Back Cover
---------------------------------------------------------------------------------------------------

For more than 25 years, our approach has focused on evaluating a company's worth -- what we believe a business would sell for in a private transaction between rational and well-informed parties. This requires a thorough analysis of the financial and operating dynamics of a business, as though we were purchasing the entire company. The price we pay for a security must be substantially lower than our appraisal of its worth.

[Graphic: looking through magnifying glass at The Royce Funds newpaper listing]

AVERAGE ANNUAL TOTAL RETURNS Through December 31, 1998

                                                                               SINCE
  FUND (INCEPTION)                       1-YEAR      3-YEAR       5-YEAR     INCEPTION
--------------------------------------------------------------------------------------
  Pennsylvania Mutual Fund* (6/30/73)     4.2%        13.7%        11.6%       16.0%
--------------------------------------------------------------------------------------
  PMF II (11/19/96)                       4.9          n/a          n/a        14.6
--------------------------------------------------------------------------------------
  Royce GiftShares Fund* (12/27/95)      19.5         23.7          n/a        23.6
--------------------------------------------------------------------------------------

  * Investment Class.

Letter To Our Shareholders
--------------------------------------------------------------------------------

[Begin Sidebar]
[PHOTO OF CHARLES M. ROYCE]
Charles M. Royce, President

I feel very strongly that the new market cycle will be shorter, with more historically typical annualized returns. The last cycle began in 1990. By any traditional measurement, that was a very long period. I think that the new cycle will last no more than a couple of years and could well be a very low return period.
[End Sidebar]

[Cartoon Graphic: dancers "Jiving" to a swing band at the "Wall Street Hop"]
                                                          -C- Blaustein '99

JUMP, JIVE AN' WAIL

Although the stock market took a brief but dramatic downturn during the third quarter, it was not enough to keep its swinging participants off the dance floor. In three out of four quarters in 1998, large-cap stocks provided investors with jazzed-up returns. In contrast, small-cap securities grooved in quarters one and four, but sang the blues in quarters two and three.

        This year's stock market soiree also produced swing in abundance.
According to Tim Hayes of Ned Davis Research, the average daily swing of the Dow
Jones Industrial Average ("Dow") in 1998 from the low to the high was 2.6% on an intra day basis or about 225 points a day. On an intra-year basis, the large-cap
S&P 500 was off 19.2% from its peak on July 17, 1998 to its trough on August 31, 1998, while the small-cap Russell 2000 was off 36.5% from its April 21, 1998 peak to its October 8 trough. Although both large- and small-cap securities rallied in 1998's fourth quarter, the calendar-year performance disparity between the two indices was the widest since the inception of the Russell 2000
Index in 1979.

THE JOINT IS JUMPIN'

Large-cap and technology stocks were at the top of the charts in 1998. Both the Dow and S&P 500 reached record highs despite third quarter setbacks. The Dow
(+18.1%) generated its fourth consecutive year of double digit gains, and the S&P 500 (+28.6%) posted an unprecedented fourth consecutive year of 20%+ returns.

        If this were not amazing enough, consider the results of the Nasdaq
Composite, which was up 39.6% for the year. How much of a difference did technology make? The tech-heavy Nasdaq 100 finished 1998 up 85.5% versus only
6.8% for the Nasdaq Industrials. Wow!


2 | The Royce Funds Annual Report 1998

I GOT IT BAD (AND THAT AIN'T GOOD)

While large-cap enjoyed cheers and applause in 1998, small-cap endured cat calls. However, even though the small-cap oriented Russell 2000 did hit some sour notes -- the index was down 2.6% for the full year -- it was not entirely off key, considering it was down 23.9% for the combined second and third quarters. Just how tough was it for small-cap mutual fund investors? According to fund rating service Morningstar, out of 2,802 domestic equity funds overall, only 12 of the 397 small-cap objective funds with a three-year history garnered four or five star ratings as of December 31, 1998. This means that out of the 910 funds that received four or five star ratings, only 1.3% were small-cap portfolios.

        Fortunately for those of us in the small-cap business, there were some smooth sounds to soothe the second and third quarter blues as small-caps staged a short but impressive rally at year-end. From its bottom on October 8 through December 31, the Russell 2000 was up 36.3%, comfortably ahead of the S&P 500, which was up 28.1%. A little more of this in 1999 would be music to our ears.

[Begin Callout]
[O]ut of the 910 funds that received four or five star [Morningstar] ratings, only 1.3% [12 funds] were small-cap portfolios.
[End Callout]

EVERY PICTURE TELLS A STORY

While calendar-year periods are often used in performance comparisons, we find that peak-to-peak periods, or full market cycles, are generally more revealing, especially when discussing relative performance. Although small-cap underperformance was evident throughout most of 1998, we believe that the small-cap downturn began much earlier. Prior to the high established on April
21, the last major peak for the Russell 2000 occurred on May 22, 1996, led by technology and a flood of IPO offerings. From that previous peak to the Russell
2000 trough on October 8, 1998, small-cap stocks were not on investors' hit parade.

          Many investors forget that small-caps were the market leaders for the almost six-year period prior to the peak on May 22, 1996, which began with the small-cap trough in October, 1990. Perhaps the recent period of prolonged underperformance has made memories fuzzy.

          These distinctly different periods demonstrate the ebb and flow between large- and small-cap performance and how unrealistic it is to expect small-cap companies to always lag or large-cap companies to permanently lead.
With this in mind, we thought that it would be interesting to examine the April
- October small-cap decline in the context of previous downturns. Since the Russell 2000's inception in 1979, there have been five major small-cap declines of 20% or more, including 1998's. Each of the four previous declines was followed by one- to two-year periods of substantial upside performance (70%+).

LATE '90s: Small Caps Languish

     5/22/96 - 10/8/98
------------------------------

Russell 2000            -12.0%
S&P 500                  47.6%


Early '90s: A completely different picture

          10/31/90 - 5/22/96
------------------------------------------

Russell 2000                        236.2%
S&P 500                             162.1%


                                          The Royce Funds Annual Report 1998 | 3

[Begin Sidebar]
There has certainly been a change in market leadership, one that so far has had its greatest effect within large-cap. Global multinationals and financial services have relinquished leadership to technology, which continues to be a market-leading sector within both large- and small-cap. This is the beginning, I think, of a substantial shift in overall market leadership, which signals the beginning of a new market cycle.
[End Sidebar]


        With the Russell 2000 up 36.3% from its October low, have potential small-cap investors missed the boat? If history is any indication, we don't think so. While the past is not a blueprint for the future, historical precedent might suggest that the small-cap rally has both time and distance on its side.

RUSSELL 2000 PEAK-TO-TROUGH-TO-PEAK PERFORMANCE PERIODS

[bar chart]

        Decline From Peak             Subsequent Rise
            -26.2%                       115.5%

        6/15/81-8/12/82               8/12/82-6/24/83

            -24.1%                        72.5%
        6/24/83-7/25/84                7/25/84-7/3/86

            -38.9%                        76.8%
       8/25/87-10/28/87              10/28/87-10/9/89

            -32.5%                        83.1%
       10/9/89-10/31/90              10/31/90-2/12/92

            -36.5%                        36.3%
        4/21/98-10/8/98              10/8/98-12/31/98

[end bar chart]

Historical market trends are not necessarily indicative of future market movements.

WE WALK THE LINE

Twice each year, we provide details and offer commentary on our Funds' recent performance. This exercise, while important in many ways, always gives us pause. As long-term investors, it feels odd to spend time commenting on short-term performance. Yet the investment world is captivated by the short term, with far too much attention devoted to who has this year's -- or even this quarter's -- best returns. In contrast, we believe that investors should be neither too encouraged nor too dismayed by short-term relative results.

        We are less concerned about near-term performance -- even when, as in 1998, we are pleased with the results -- because valuation and performance are rarely in sync in the short run. In other words, we do not expect today's undervalued stock to immediately reach what we think is its full value. Our investment horizon for portfolio selection is three to five years;

Take The "A" Train

During a holiday season vacation, the intrepid advisor hopped on the New York City subway and took the "A" train to the Columbus Circle stop. After joining in on a jam session with the Duke Ellington Orchestra, he made his way to our office and chatted with Chuck Royce about the relevance of the terms "growth" and "value" in today's small-cap market.

With all the changes that have taken place in the small-cap world over the last decade, do you think that the definitions of value and growth have changed as well?

          The definitions have not changed as much as their usefulness has. At some level, we think that describing the way that we manage money exclusively as "value" is incomplete. Although it's common practice within the investment community to do so, we don't divide the equity world into growth and value stocks. We spend our time thinking about how to limit risk without sacrificing return. If we find a stock that we believe has terrific growth prospects, we want to buy it with the least risk possible, i.e., at an attractive price -- we don't worry about whether or not the stock is considered a value or a growth stock.


4 | The Royce Funds Annual Report 1998
in general we try to find stocks with the potential to at least double in value during that time period. What happens in the short term is a function of market direction and luck. We can control neither. While Pennsylvania Mutual Fund, PMF II and Royce GiftShares Fund did provide a short-term performance advantage over the Russell 2000, we are most pleased that the Funds have provided a long-term performance edge. For a complete review and discussion of our results and our risk profiles, please see pages 10-15.

[Begin Callout]
Our investment horizon for portfolio selction is three to five years; in general we try to find stocks with the potential to at least double in value during that time period.
[End Callout]

IT DON'T MEAN A THING
(IF IT AIN'T GOT THAT SWING)

Several years ago, Billboard magazine made changes in the criteria of its famous chart system to more effectively track the changing music scene. In a similar move, Morningstar, Inc. and Lipper Analytical, the fund industry's preeminent ranking and analysis services, recently announced that they would be altering their capitalization and style criteria to more accurately reflect the realities of today's equity market. For instance, rather than use pre-established market-cap cutoffs, with small-cap being defined as less than $1 billion, Morningstar has now divided the equity universe based on the following percentages: Large-cap will constitute the top 5% of the 5,000 largest U.S. stocks in their database, mid-cap will be the next 15% of the 5,000 and small-cap will comprise the remaining 80%. The net effect is a more liberal definition of small-cap stocks and by

RUSSELL 2000'S EXPANDING MARKET CAPITALIZATION

                  12/31/89   12/31/94    12/31/98
-------------------------------------------------
Weighted Average    $190       $400       $880
-------------------------------------------------
Median               $70       $210       $430
-------------------------------------------------

Russell 2000 weighted average and median market capitalization in millions.

Source: Frank Russell Company


If value and growth have become less useful terms, what has been the effect on the firm's selection process?

          There really hasn't been an appreciable effect on our selection process. We have always looked at our mission in life, so to speak, as wanting to be very good small-cap investors who pay equal attention to risk and reward. We've never been anti-growth, we just don't want to overpay for growth, so we try to be conscious of all the risk elements when selecting securities. These elements may include evaluating growth prospects relative to the stock price, as well as trading strategy, ownership issues, business risk and liquidity risk.

          Frankly, in most instances, we can't buy high-growth companies at attractive prices, i.e., at "lower risk," because the world frequently tends to overprice these securities. But it's important to remember that this has nothing to do with how the outside world is classifying these stocks -- we are value investors, but we don't confine ourselves to "value" stocks.


                                         The Royce Funds Annual Report 1998  | 5

[Begin Sidebar]
Relative valuations for small-cap stocks remain very strong in our view, even after the recent run of solid performance in the fourth quarter. Although valuation and performance do not correlate in the short term, we certainly expect that over most full market cycles they should.
[End Sidebar]


extension small-cap funds -- as of December 31, 1998, the highest median market cap among funds in the small-cap category was $1.2 billion.

        The small-cap expansion has affected small-cap indices as well. The Russell 2000, which measures the 2,000 smallest U.S. companies out of the largest 3,000 U.S. companies (as tracked by the Russell 3000), has undergone considerable capitalization drift during the decade. As of December 31, 1998, the largest stock in the Russell 2000 had a market cap of $3.2 billion. The median market cap for the index was $430 million and the weighted-average market cap was $880 million, squarely in the upper end of the small-cap sector. It may not be long until the weighted-average market cap exceeds $1 billion.

        Regardless of how others are defining and redefining small-cap, there has been no effect on our daily work. We concern ourselves primarily with the same financial characteristics that have been central to our work for more than 25 years. However, the difference between the small- and micro-cap sectors is critical to us because we believe that they behave differently and require different investment strategies. In making our case, we are happy to risk sounding like the fan who doggedly insists that major differences exist between country and western music, or soul and rhythm and blues (this may be the only risk we don't mind taking).

          The more efficient upper tier of small-cap receives considerable institutional attention and research coverage. This is why we use a concentrated approach in this sector. We rely not only on our standard criteria -- looking for companies with unusually strong returns on assets,

[Begin Callout]
[T]he difference between the small- and micro-cap sectors is critical to us because we believe that they behave differently and require different investment strategies.
[End Callout]


Under what business or market conditions would you buy the stock of a company conventionally regarded as "small-cap growth"?

          Although we are usually not interested in the high-priced, "super growth" type of company, there are four conditions that bring traditional growth companies into our price range. One would be companies with the flu, as opposed to pneumonia, i.e., ones that have experienced a temporary earnings shortfall. This often scares investors, which leads them to sell. The result is usually a lower price, one that we are willing to pay if the company's underlying financial condition remains stable. A second type would be companies whose growth rates are shifting to more real-world levels, i.e., 10% - 15% cyclically from 20% sequentially, and whose stock price has been penalized by the market. Over the years, we've bought securities with these characteristics trading at attractive prices. Another would be companies in high-growth industries whose specific year-over-year results vary. The last case is the least common. Adverse market conditions can simply drive prices down to the point where growth becomes cheap. This generally occurs only in more serious market downturns, maybe once or


6 |  The Royce Funds Annual Report 1998
cash flows and balance sheets, as well as solid growth prospects -- but on non-quantitative research, such as competitive and strategic analysis.

        With micro-cap stocks, institutional competition is the least of our worries. Liquidity issues and trading constraints are of much greater concern to us in this sector, where institutional interest is thin and research coverage is often nonexistent. Due to the breadth and diversity of the micro-cap sector, the research and security selection process is both time-consuming and labor-intensive. We look at dozens to find a handful. Investing in micro-caps more closely resembles the way we have chosen stocks historically, with close attention to quantitative factors such as balance sheets and cash flows. It also requires an understanding of what makes micro-cap companies distinctive. Unlike upper-tier small-cap companies, which have corporate cultures similar to larger companies, micro-cap companies are usually dominated by the personalities of their CEOs, who are often the founders and majority owners of the business.

        So even as the equity market continues the natural process of change and expansion, we will stay with what has worked for us in the past, and what we believe continues to work for us today. We have adjusted as the times have demanded without sacrificing the essence of who we are -- uncompromising and risk-conscious money managers.

[Begin Callout]
Investing in micro-caps more closely resembles the way we have chosen stocks historically, with close attention to quantitive factors such as balance sheets and cash flows.
[End Callout]

THE TIMES THEY ARE A-CHANGING

If nothing else, this summer's decline served as a reminder that cycles remain a reality in the equity markets and that returns go up and down. This is true whether we are talking about twice in a decade. This past year's market downturn is the most recent instance, but prior to that, we'd have to go back to 1990.


Do you think that more attractive valuations and risk factors still exist in the less glamorous kind of company that traditionally draws attention from value investors?

          This may surprise people, but many of these companies -- those that the industry would regard as "value" -- are not as attractively priced relative to many small-cap stocks that might be considered growth. The reason is that within small-cap, value has generally outperformed growth over the last two-and-a-half years. These "value" stocks are therefore not quite the bargains that they were a few years ago, which is another reason why we see less usefulness in terms such as value and growth. Regardless of how the industry classifies them, we have a strong preference for a company that has proven it can weather storms, but whose stock price, for whatever reason, has been knocked off balance.


                                         The Royce Funds Annual Report 1998  | 7

[Begin Sidebar]
What sometimes happens in a period preceding an upswing such as we experienced recently is that small-caps become extraordinarily cheap across the board. The market creates conditions that enable us to buy stocks that typically don't trade at the kind of attractive discounts that we have been seeing. This summer's downturn enabled us to purchase higher growth rates at a cheaper price than we have been able to do in a very long time.
[End Sidebar]

[Cartoon (The Future for Small-Caps) with a Caption "Guarded Optimism"]
                                                         -C- Hank Blaustein 1999


individual stocks or stock markets. The dominant theme in 1998 was change, as declining prices produced significant investment opportunities and a shift in market leadership.

          This summer's decline gave us a rare investment opportunity, as virtually all small-cap securities were repriced regardless of an individual company's circumstances. According to a Salomon Smith Barney report published in July in The Wall Street Journal, the average stock with a market value of $250 million or less fell more than 40% from its 52-week high. The last time such a substantial small-cap sector repricing occurred was 1990. If one believes (as we do) that long-term outperformance is directly related to exploiting valuation discrepancies, then this summer's downturn provided us with substantial future performance potential.

          In addition to creating numerous investment opportunities, the October trough may have signaled the completion of the 1990's bull market. From October 31, 1990 through its trough on August 31, 1998, the S&P 500 compounded at an 18.8% average annual rate of return, well above its long-term norm of 10.5% (Source: Ibbotson and Associates). Although it is difficult to say with any certainty, we believe that the new cycle will be different, with chart toppers coming from both large- and small-cap securities.

          Signs of change were already present in the fourth quarter. Market leadership shifted away from the trio of global multinationals, large financials and technology, leaving technology as a solo act -- more exciting, but much less stable. According to Goldman Sachs, the average internet stock -- a dominant force inside the technology sector -- was up 225% in

[Begin Callout]
If one believes (as we do) that long-term outperformance is directly related to exploiting valuation discrepancies, then this summer's downturn provided us with substantial future performance potential.
[End Callout]


8 | The Royce Funds Annual Report 1998

[Photo of: (l-r) Jack Fockler, Whitney George, Chuck Royce,
Charlie Dreifus, Buzz Zaino]

1998. Internet frenzy has recently consumed the market landscape. It seems a fitting coda to this decade's bull market, an outsized, speculative phase to an outsized market cycle. However, when this sector corrects, a subsequent correction to the market as a whole seems likely, and a new cycle will be under way for certain. It is in this new cycle that we believe our "guarded optimism" for small-caps will be substantiated. We are also confident that in this low-return environment, there will be great value in "value."

          We appreciate your continued support and invite your questions and comments.

Sincerely,

/s/ Charles M. Royce      /s/ W. Whitney George        /s/ Jack E. Fockler, Jr.
--------------------     ----------------------        ------------------------
Charles M. Royce            W. Whitney George            Jack E. Fockler, Jr.
  President                  Vice President                 Vice President

   Fans of all musical genres may be interested to know that...

   "Jump, Jive An' Wail" is a swing standard originally made famous by Louis Prima that jumped back on the charts in 1998 thanks to a new version by the Brian Setzer Orchestra, with a little help from a popular TV commercial for The Gap.

   "The Joint Is Jumpin'" also enjoyed a second life when the music of Fats Waller became the subject of the Broadway show Ain't Misbehavin' in the '80s.

   "I Got It Bad (And That Ain't Good)," a swing classic, was one of the centerpieces of the Duke Ellington Orchestra's repertoire through the '40s and '50s.

   "Every Picture Tells a Story" is the title track from Rod Stewart's groundbreaking 1971 album, one of the first rock and roll records to emphasize acoustic instruments.

   "Take the 'A' Train," another in a long list of Duke Ellington classics, is indeed one of the trains that stops just minutes from our midtown Manhattan offices.

   When it comes to small-cap stocks and a long-term investment horizon, like country music legend Johnny Cash, "We Walk The Line."

   "It Don't Mean A Thing (If It Ain't Got That Swing)," yet another Ellington gem, is one of the best-known songs of the swing era, and says it all about the music that once again has the country hopping.

   "The Times They Are A-Changin," the title song from an early Bob Dylan record, comes from what is probably the most famous protest album of all time.


                                         The Royce Funds Annual Report 1998  | 9

PENNSYLVANIA MUTUAL FUND+
--------------------------------------------------------------------------------

[Begin Sidebar]
What We Do

Pennsylvania Mutual Fund ("PMF"), our flagship fund, seeks long-term growth of capital by investing primarily in a broadly diversified portfolio of small- and micro-cap companies using a value approach.

How We Did

Pennsylvania Mutual Fund's broadly diversified portfolio of small- and micro-cap stocks enjoyed a performance advantage over its benchmark index, the small-cap oriented Russell 2000, for the second half and one-year period ended December 31, 1998. PMF also beat the Russell 2000 for the three-, 15-, and 20-year periods. In addition, the Fund outperformed the index since the 1996 small-cap market peak, with a cumulative return of 36.6% versus 19.9% for the Russell 2000. PMF's average annual total return since Chuck Royce became the portfolio manager (6/30/73) was 16.0%.

In 1998's second half, PMF benefited from a slightly increased exposure to technology companies, a market-leading sector within both small- and large-cap stocks. The Fund's top five positions -- drawn from a variety of industry groups -- were significant contributors to its performance.

The Fund, whose total net assets at year-end were $607 million, is one of the oldest small-cap funds available. PMF also enjoys the distinction of being one of Morningstar's lowest risk small-cap funds as measured by the Morningstar risk ratio for the three years ended December 31, 1998. June 30, 1998 marked our 25th anniversary as the Fund's manager.
[End Sidebar]

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/98

Fourth Quarter 1998*                                                       12.5%
--------------------------------------------------------------------------------
Jul-Dec 1998*                                                              -4.3
--------------------------------------------------------------------------------
1-Year                                                                      4.2
--------------------------------------------------------------------------------
3-Year                                                                     13.7
--------------------------------------------------------------------------------
5-Year                                                                     11.6
--------------------------------------------------------------------------------
10-Year                                                                    11.8
--------------------------------------------------------------------------------
20-Year                                                                    15.5
--------------------------------------------------------------------------------
Since Inception (6/30/73)                                                  16.0

*Not annualized.

RISK/RETURN COMPARISON 20-Year Period Ended 12/31/98

                              Average Annual           Standard
                               Total Return           Deviation             RUR
--------------------------------------------------------------------------------
PMF                              15.5%                  15.2                1.02
--------------------------------------------------------------------------------
Russell 2000                     14.9%                  19.1                0.78
--------------------------------------------------------------------------------

Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

Over the last 20 years, Pennsylvania Mutual Fund has outperformed the Russell 2000 on BOTH an absolute and a risk-adjusted basis.

[Begin Line Chart]

Recent Market performance Line Chart for Pennsylvania Mutual Fund

  Date         Russell 2000
12/31/95          0.00%
 1/31/96         -0.11%
 2/28/96          3.01%
 3/31/96          5.11%
 4/30/96         10.73%
 5/31/96         15.09%
 6/30/96         10.36%
 7/31/96          0.73%
 8/31/96          6.58%
 9/30/96         10.75%
10/31/96          9.04%
11/30/96         13.54%
12/31/96         16.51%
 1/31/97         18.84%
 2/28/97         15.95%
 3/31/97         10.48%
 4/30/97         10.79%
 5/31/97         23.12%
 6/30/97         28.40%
 7/31/97         34.37%
 8/31/97         37.45%
 9/30/97         47.51%
10/31/97         41.04%
11/30/97         40.12%
12/31/97         42.57%
 1/31/98         40.32%
 2/28/98         50.69%
 3/31/98         56.90%
 4/30/98         57.76%
 5/31/98         49.26%
 6/30/98         49.57%
 7/31/98         37.45%
 8/31/98         10.73%
 9/30/98         19.40%
10/31/98         24.27%
11/30/98         30.78%
12/31/98         38.88%


RECENT MARKET PERFORMANCE

PEAK 5/22/96
---------------------
   5/22/96 - 12/31/98
---------------------
  PMF          36.6%
---------------------
  Russell 2000 19.9%
---------------------

PEAK 4/21/98
---------------------
  4/21/98- 12/31/98
---------------------
  PMF            -6.9%
---------------------
  Russell 2000  -13.4%
---------------------

[End Line Chart]

Pennsylvania Mutual Fund has provided solid absolute and relative performance since the small-cap peak in May 1996.

[Begin Line Chart]

PENNSYLVANIA MUTUAL FUND vs. RUSSELL 2000 Value of $10,000 Invested on 12/31/78


Growth of a $10,000 Investment Chart For Pennsylvania Mutual Fund


  Penn          Russell
  Date           Mutual           2000
12/31/78         10,000         10,000
 3/31/79         11,670         11,688
 6/30/79         12,228         12,473
 9/30/79         13,586         13,857
12/31/79         13,547         14,309
 3/31/80         10,969         12,475
 6/30/80         13,107         14,995
 9/30/80         16,161         18,391
12/31/80         17,030         19,830
 3/31/81         18,088         21,473
 6/30/81         19,877         22,270
 9/30/81         15,152         18,366
12/31/81         17,143         20,232
 3/31/82         15,672         18,346
 6/30/82         15,932         18,082
 9/30/82         17,799         19,988
12/31/82         22,879         25,279
 3/31/83         27,238         29,689
 6/30/83         31,656         35,713
 9/30/83         31,263         33,963
12/31/83         32,148         32,643
 3/31/84         31,036         30,452
 6/30/84         30,763         29,536
 9/30/84         32,722         31,160
12/31/84         33,157         30,257
 3/31/85         36,715         34,466
 6/30/85         37,905         35,687
 9/30/85         37,791         34,133
12/31/85         42,035         39,650
 3/31/86         46,516         45,265
 6/30/86         49,135         47,460
 9/30/86         45,671         41,646
12/31/86         46,735         41,905
 3/31/87         53,530         52,094
 6/30/87         54,221         51,724
 9/30/87         56,775         53,890
12/31/87         47,378         38,229
 3/31/88         54,220         45,521
 6/30/88         57,771         48,521
 9/30/88         58,551         48,065
12/31/88         59,020         47,748
 3/31/89         63,163         51,424
 6/30/89         66,845         54,700
 9/30/89         69,699         58,392
12/31/89         68,870         55,502
 3/31/90         68,264         54,275
 6/30/90         70,476         56,370
 9/30/90         58,812         42,537
12/31/90         60,923         44,676
 3/31/91         73,254         57,963
 6/30/91         73,994         57,064
 9/30/91         76,946         61,715
12/31/91         80,317         65,251
 3/31/92         86,373         70,145
 6/30/92         84,170         65,361
 9/30/92         86,156         67,231
12/31/92         93,316         77,261
 3/31/93         98,094         80,561
 6/30/93         97,044         82,317
 9/30/93        100,897         89,511
12/31/93        103,813         91,865
 3/31/94        102,692         89,422
 6/30/94        100,443         85,943
 9/30/94        104,189         91,908
12/31/94        103,064         90,198
 3/31/95        107,238         94,356
 6/30/95        114,198        103,198
 9/30/95        122,260        113,394
12/31/95        122,358        115,854
 3/31/96        124,903        121,774
 6/30/96        129,350        127,863
 9/30/96        129,350        128,298
12/31/96        138,081        134,969
 3/31/97        138,661        127,978
 6/30/97        156,146        148,736
 9/30/97        175,961        170,868
12/31/97        172,544        165,144
 3/31/98        189,092        181,741
 6/30/98        187,768        173,271
 9/30/98        159,747        138,375
12/31/98        179,731        160,944

[Blue Line] PMF
[Yellow Line] Russell 2000
[End Line Chart]

Includes reinvestment of distributions.


10 | The Royce Funds Annual Report 1998

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

[Begin Bar Chart]

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater Over the Last 15 Years, in Percentages (%)

                            PMF                Russell 2000
7/3/86 -                   -8.6                   -14.6
9/16/86

8/25/87 -                 -23.2                   -38.9
10/28/87

10/9/89 -                 -20.9                   -32.3
10/30/90

2/12/92 -                  -2.6                   -12.0
7/8/92

3/18/94 -                  -7.6                   -12.3
12/9/94

5/22/96 -                  -6.5                   -15.4
7/24/96

1/22/97 -                  -2.5                    -9.0
4/25/97

10/13/97 -                 -7.5                   -11.3
1/12/98

4/21/98 -                 -25.1                   -36.5
10/8/98

[End Bar Chart]

Pennsylvania Mutual Fund outperformed the Russell 2000 during all nine major downturns over the last 15 years.


Portfolio Diagnostics

Median Market Cap.                       $364 million
------------------------------------------------------
Weighted Average P/E Ratio                      15.8x
------------------------------------------------------
Weighted Average P/B Ratio                       1.7x
------------------------------------------------------
Weighted Average Yield                            1.4%
------------------------------------------------------
Net Assets                               $607 million
------------------------------------------------------
Turnover Rate                                      29%
------------------------------------------------------

Symbol   (Investment Class)                     PENNX
         (Consultant Class)                     RYPCX


Top 10 Positions   % of Net Assets

National Computer Systems                         1.7%
------------------------------------------------------
Velcro Industries                                 1.6
------------------------------------------------------
Arthur J. Gallagher & Co.                         1.3
------------------------------------------------------
New England Business Service                      1.3
------------------------------------------------------
Medical Assurance                                 1.3
------------------------------------------------------
Curtiss-Wright Corporation                        1.2
------------------------------------------------------
The Commerce Group                                1.1
------------------------------------------------------
Chiron Corporation                                1.1
------------------------------------------------------
Simpson Manufacturing                             1.1
------------------------------------------------------
Dionex Corporation                                1.1


PORTFOLIO SECTOR BREAKDOWN With Examples                                                               % of Net Assets

Industrial Products Building Systems and Components, Construction Materials, Specialty Chemicals and Materials   20.1%

Industrial Services Transportation and Logistics, Printing, Engineering and Construction                          16.0


Technology Components and Systems, Software/Services, Semiconductors and Equipment                                12.3


Consumer Products Home Furnishings/Appliances, Apparel and Shoes, Publishing                                      12.2


Financial Intermediaries Insurance, Banking, Securities Brokers                                                   11.6

Financial Services Insurance Brokers, Investment Management, Information and Processing                            8.6

Natural Resources Oil and Gas, Energy Services, Real Estate                                                        4.8

Consumer Services Retail Stores, Restaurants/Lodging, Leisure/Entertainment                                        3.7

Health Surgical Products and Devices, Drugs and Biotech, Health Services                                           2.7

Utilities                                                                                                          0.5

Miscellaneous                                                                                                      5.0

Treasuries, Cash & Cash Equivalents                                                                                2.5

+ All performance and risk information presented herein is for PMF's Investment
  Class. Shares of PMF's Consultant Class, which commenced operations on June 18, 1997, bear an annual distribution expense which is not borne by the Investment Class.


[Begin Sidebar]

GOOD IDEAS THAT WORKED
1998 Realized and Unrealized Gain

National Computer Systems                  $6,526,448
------------------------------------------------------
Velcro Industries                           3,994,313
------------------------------------------------------
LandAmerica Financial Group                 3,326,215
------------------------------------------------------
Plenum Publishing Corporation               3,000,565
------------------------------------------------------
Oshkosh Truck Corporation Cl. B             2,979,882
------------------------------------------------------
Combined Gain                             $19,827,423
------------------------------------------------------

GOOD IDEAS AT THE TIME
1998 Realized and Unrealized Loss

Denbury Resources                          $5,718,959
------------------------------------------------------
Tom Brown                                   3,187,009
------------------------------------------------------
DIMON Incorporated                          2,904,761
------------------------------------------------------
Highlands Insurance Group                   2,752,750
------------------------------------------------------
Gibson Greetings                            2,079,777
------------------------------------------------------
Combined Loss                             $16,643,256
------------------------------------------------------


National Computer Systems -- Dominant in the educational testing business for many years, this company has emerged as a true leader in technology solutions for both educational and large corporate customers. A long-term core holding in the Fund, the combination of solid results and market recognition improved not only the company's business, but also its valuations.

Velcro Industries -- This long-term core holding in the Fund continued to deliver solid financial results that were finally recognized in the market -- a classic example of investment patience paying off. While most people know the product, not many knew the company. Fortunately, investors discovered the connection last year, placing a more appropriate valuation on this company's fundamentals.

Denbury Resources -- The senior managers of this small energy company have significant experience at successfully building energy enterprises. Having suffered from the general collapse in energy prices, we believe that the talented management team will help this stock to turn around when energy prices recover.

Tom Brown -- An exploration company primarily in the natural gas business, this stock suffered from the decline in energy prices. We increased our position throughout the year, believing that, because the energy business is a cyclical one in which prices move both ways and our need for natural gas is not going to diminish, energy prices will eventually recover.

[End Sidebar]

                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 11

PMF II
--------------------------------------------------------------------------------

[Begin Sidebar]

WHAT WE DO

PMF II seeks long-term growth of capital by investing primarily in a diversified portfolio of small- and micro-cap companies using a value approach. Buzz Zaino became the Fund's primary portfolio manager effective April 1, 1998.

HOW WE DID

PMF II outperformed its benchmark index, the small-cap oriented Russell 2000, for the fourth quarter, the second half and the one-year period ended December 31, 1998. The Fund also beat the Russell 2000 for the two-year and since inception (11/19/96) periods, with average annual total returns of 12.6% and 14.6%, respectively, versus 9.2% and 11.1% for the index.

Making the greatest positive impact on the Fund's performance were portfolio holdings in the market-leading technology sector, where many stocks became bargain-priced in this fall's market decline, before rebounding sharply in the fourth quarter. This increased exposure to technology reflects not only the investment style of Mr. Zaino, but also the attractive values brought about by this year's market downturn.

PMF II has not been run as a sibling to Pennsylvania Mutual Fund since Buzz Zaino assumed portfolio management responsibility. Although it is not formally restricted in terms of market capitalization, the Fund will generally focus on small- and micro-cap stocks. Mr. Zaino uses an opportunistic approach focusing on turnarounds and undervalued companies. Total net assets at year-end were $34 million. In November, the Fund marked its second year of performance history.

[End Sidebar]

Average Annual Total Returns Through 12/31/98

   Fourth Quarter 1998*                                                  22.0%
--------------------------------------------------------------------------------
   Jul-Dec 1998*                                                         -2.5
--------------------------------------------------------------------------------
   1-Year                                                                 4.9
--------------------------------------------------------------------------------
   2-Year                                                                12.6
--------------------------------------------------------------------------------
   Since Inception (11/19/96)                                            14.6

*Not annualized.

[Begin Line Chart]



Recent Market performance Line Chart for PMF II

  Date        Russell 2000
12/31/96          0.00%
 1/31/97          2.00%
 2/28/97         -0.48%
 3/31/97         -5.18%
 4/30/97         -4.91%
 5/31/97          5.67%
 6/30/97         10.21%
 7/31/97         15.33%
 8/31/97         17.97%
 9/30/97         26.61%
10/31/97         21.04%
11/30/97         20.26%
12/31/97         22.37%
 1/31/98         20.44%
 2/28/98         29.34%
 3/31/98         34.67%
 4/30/98         35.41%
 5/31/98         28.11%
 6/30/98         28.38%
 7/31/98         17.99%
 8/31/98         -4.92%
 9/30/98          2.52%
10/31/98          6.70%
11/30/98         12.30%
12/31/98         19.25%


RECENT MARKET PERFORMANCE

PEAK 1/22/97
-----------------------
  1/22/97 - 12/31/98
-----------------------
  PMF II         27.0%
-----------------------
  Russell 2000   16.6%
-----------------------

PEAK 4/21/98
-----------------------
  4/21/98 - 12/31/98
-----------------------
  PMF II         -8.0%
-----------------------
  Russell 2000  -13.4%
-----------------------

[End Line Chart]

PMF II has provided a performance edge from the January 1997 and the April 1998 small-cap peaks.

[Begin Line Chart]

PMF II VS. RUSSELL 2000 Value of $10,000 invested on 11/19/96

                           Growth of a $10,000 Investment Chart For PMF II


                                                Russell
                      Date        PMF II           2000
                  11/19/96        10,000         10,000
                  11/30/96        10,260         10,209
                  12/31/96        10,520         10,476
                   1/31/97        10,460         10,686
                   2/28/97        10,580         10,426
                   3/31/97        10,420          9,934
                   4/30/97        10,460          9,962
                   5/31/97        11,000         11,071
                   6/30/97        11,620         11,546
                   7/31/97        12,000         12,083
                   8/31/97        12,440         12,359
                   9/30/97        13,339         13,264
                  10/31/97        13,139         12,681
                  11/30/97        13,019         12,599
                  12/31/97        12,711         12,820
                   1/31/98        12,517         12,617
                   2/28/98        13,333         13,550
                   3/31/98        14,128         14,109
                   4/30/98        14,428         14,186
                   5/31/98        14,063         13,422
                   6/30/98        13,677         13,450
                   7/31/98        12,689         12,361
                   8/31/98        10,692          9,961
                   9/30/98        10,929         10,741
                  10/31/98        11,787         11,179
                  11/30/98        12,990         11,765
                  12/31/98        13,335         12,493

[Blue Line] PMF II
[Yellow Line] Russell 2000


[End Line Chart]

Includes reinvestment of distributions.

12 | THE ROYCE FUNDS ANNUAL REPORT 1998

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

[bar chart]

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)


                       PMF II         Russell 2000
 1/22/97 -
 4/25/97               -1.1              -9.0

10/13/97 -
 1/12/98              -10.1             -11.3

 4/21/98 -
10/8/98               -33.9             -36.5

[end bar chart]

PMF II outperformed the Russell 2000 during all three down market periods since its inception.


 Portfolio Diagnostics

 Median Market Cap.                         $183 million
---------------------------------------------------------
 Weighted Average P/E Ratio                        14.8x
---------------------------------------------------------
 Weighted Average P/B Ratio                         1.2x
---------------------------------------------------------
 Weighted Average Yield                             0.6%
---------------------------------------------------------
 Net Assets                                  $34 million
---------------------------------------------------------
 Turnover Rate                                      120%
---------------------------------------------------------
 Symbol                                            RYPNX


 Top 10 Positions                        % of Net Assets

 American Bank Note
  Holographics                                      1.6%
---------------------------------------------------------
 HMT Technology Corporation                         1.5
---------------------------------------------------------
 Smurfit Stone Container                            1.4
---------------------------------------------------------
 Benchmark Electronics                              1.3
---------------------------------------------------------
 Toro                                               1.2
---------------------------------------------------------
 Tektronix                                          1.2
---------------------------------------------------------
 Fritz Companies                                    1.2
---------------------------------------------------------
 Phoenix Technologies                               1.2
---------------------------------------------------------
 True North Communications                          1.2
---------------------------------------------------------
 Midwest Grain Products                             1.2


 PORTFOLIO SECTOR BREAKDOWN With Examples                                                             % of Net Assets

 Technology Components and Systems, Software/Services, Semiconductors and Equipment                              36.3%

 Industrial Products Building Systems and Components, Construction Materials, Specialty Chemicals and Materials  26.0

 Industrial Services Transportation and Logistics, Printing, Engineering and Construction                        10.3

 Consumer Services Retail Stores, Restaurants/Lodging, Leisure/Entertainment                                     10.2

 Consumer Products Home Furnishings/Appliances, Apparel and Shoes, Publishing                                     6.4

 Health Surgical Products and Devices, Drugs and Biotech, Health Services                                         4.0

 Natural Resources Oil and Gas, Energy Services, Real Estate                                                      3.2

 Financial Intermediaries Insurance, Banking, Securities Brokers                                                  1.1

 Bonds                                                                                                            0.5

 Treasuries, Net Cash & Cash Equivalents                                                                          2.0


GOOD IDEAS THAT WORKED
1998 Realized and Unrealized Gain
--------------------------------------------------------
Emulex Corporation                              $433,405
--------------------------------------------------------
American Bank Note Holographics                  385,220
--------------------------------------------------------
National Computer Systems                        287,068
--------------------------------------------------------
Insituform Technologies Cl. A                    276,199
--------------------------------------------------------
LandAmerica Financial Group                      269,546
--------------------------------------------------------
Combined Gain                                 $1,651,438
--------------------------------------------------------

GOOD IDEAS AT THE TIME
1998 Realized and Unrealized Loss
--------------------------------------------------------
Golden Books Family Entertainment               $256,020
--------------------------------------------------------
Ziff-Davis                                       212,639
--------------------------------------------------------
Tom Brown                                        197,055
--------------------------------------------------------
Patina Oil & Gas Corporation                     194,806
--------------------------------------------------------
Arkansas Best Corporation                        194,129
--------------------------------------------------------
Combined Loss                                 $1,054,649
--------------------------------------------------------

Emulex Corporation -- One of the principal developers of Fibre Channel gigabit connectivity, a technology that allows users to communicate faster through a high-speed connection between the personal computer and the disk drive. Although in development for several years, the market recognized Fibre Channel as the new generation of technology in the last six months of 1998.

National Computer Systems -- Dominant in the educational testing business for many years, new management has expanded its market, helping this company to emerge as a true leader in technology solutions for both educational and large corporate customers. A combination of solid results and market recognition improved not only the company's business, but also its valuations.

Golden Books Family Entertainment -- After making considerable investments to improve this company's operations, new management has been unable to turn the business around and continues to struggle with higher expenses and declining revenues. We sold this stock on its way down, took our losses and moved on.

Tom Brown -- An exploration company primarily in the natural gas business, this stock suffered from the decline of energy prices. We believe that, because the energy business is a cyclical one in which prices move both ways and that our need for natural gas is not going to diminish, energy prices will eventually recover.

[End Sidebar]

                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 13

ROYCE GIFTSHARES FUND+
--------------------------------------------------------------------------------
[Begin Sidebar]

WHAT WE DO

Royce GiftShares Fund ("RGF"), a special-purpose fund, seeks long-term growth of capital by investing primarily in a limited number of small- and micro-cap stocks using a value approach. The Fund is designed for investors who want to make gifts for college funding, long-term financial security or estate planning.

HOW WE DID

Royce GiftShares Fund outperformed its benchmark index, the small-cap oriented Russell 2000, for the quarter, the second half, the one-year, three-year and since inception (12/27/95) periods ended December 31, 1998. The Fund also enjoyed a substantial performance advantage over the Russell 2000 since the 1996 small-cap market peak, with a cumulative return of 65.0% versus 19.9% for the index. RGF's average annual total return since inception was 23.6%.

Making the greatest positive impact on the Fund's performance were portfolio holdings in the market-leading technology sector, where many stocks became bargain-priced in this fall's market decline, before rebounding sharply later in the fourth quarter. This increased exposure to technology is not indicative of a change in our investment style, but instead reflects both the growing role technology plays in the economy (which includes a vastly expanding universe of small-cap technology companies) and the attractive values brought about by this year's market downturn. We remain committed to absolute valuation in our selection process.

RGF has an overall four-star (****) rating from Morningstar out of 2,802 domestic equity funds with a three-year history ended December 31, 1998. The Fund is also one of Morningstar's lowest risk funds as measured by the Morningstar risk ratio, RGF is one of the few mutual funds specifically designed for gifting and estate-planning purposes and total net assets at year-end were $9.7 million. The Fund, which combines the advantages of a trust with the benefits of a mutual fund, marked its third year of performance history in December.

[End Sidebar]

AVERAGE ANNUAL TOTAL RETURNS Through 12/31/98

   Fourth Quarter 1998*                                                  28.4%
--------------------------------------------------------------------------------
   Jul-Dec 1998*                                                          5.6
--------------------------------------------------------------------------------
   1-Year                                                                19.5
--------------------------------------------------------------------------------
   3-Year                                                                23.7
--------------------------------------------------------------------------------
   Since Inception (12/27/95)                                            23.6

*Not annualized.

RISK/RETURN COMPARISON Inception (12/27/95) Through 12/31/98

                         Average Annual          Standard
                          Total Return           Deviation               RUR*
--------------------------------------------------------------------------------
  Royce GiftShares Fund      23.6%                 15.1                   1.56
--------------------------------------------------------------------------------
  Russell 2000               11.8%                 19.9                   0.59
--------------------------------------------------------------------------------

*Return per Unit of Risk (RUR) is the average annual total return divided by the annualized standard deviation over a designated time period. Please read the prospectus for a more complete discussion of risk.

Since its inception, Royce GiftShares Fund has outperformed the Russell 2000 on BOTH an absolute and a risk-adjusted basis.


RECENT MARKET PERFORMANCE

[Begin Line Chart]

Recent Market performance Line Chart for Royce GiftShares
Fund

  Date         Russell 2000
12/31/95          0.00%
 1/31/96         -0.11%
 2/28/96          3.01%
 3/31/96          5.11%
 4/30/96         10.73%
 5/31/96         15.09%
 6/30/96         10.36%
 7/31/96          0.73%
 8/31/96          6.58%
 9/30/96         10.75%
10/31/96          9.04%
11/30/96         13.54%
12/31/96         16.51%
 1/31/97         18.84%
 2/28/97         15.95%
 3/31/97         10.48%
 4/30/97         10.79%
 5/31/97         23.12%
 6/30/97         28.40%
 7/31/97         34.37%
 8/31/97         37.45%
 9/30/97         47.51%
10/31/97         41.04%
11/30/97         40.12%
12/31/97         42.57%
 1/31/98         40.32%
 2/28/98         50.69%
 3/31/98         56.90%
 4/30/98         57.76%
 5/31/98         49.26%
 6/30/98         49.57%
 7/31/98         37.45%
 8/31/98         10.73%
 9/30/98         19.40%
10/31/98         24.27%
11/30/98         30.78%
12/31/98         38.88%


PEAK 5/22/96

-----------------------
 5/22/96 - 12/31/98
-----------------------
 RGF             65.0%
-----------------------
 Russell 2000    19.9%
-----------------------

PEAK 4/21/98
-----------------------
  4/21/98 - 12/31/98
-----------------------
  RGF             2.1%
-----------------------
  Russell 2000  -13.4%
-----------------------


Royce GiftShares Fund has provided strong absolute and relative performance since the small-cap peak in May 1996.


ROYCE GIFTSHARES FUND vs. RUSSELL 2000 Value of $10,000 Invested on 12/27/95

[Begin Line Chart]



Growth of a $10,000 Investment Chart For Royce GiftShares Fund


                  Royce        Russell
  Date         GiftShares       2000
12/27/95         10,000        10,000
12/31/95         10,020        10,064
 3/31/96         10,600        10,578
 6/30/96         11,500        11,107
 9/30/96         11,600        11,145
12/31/96         12,580        11,724
 3/31/97         12,645        11,117
 6/30/97         14,113        12,920
 9/30/97         15,623        14,843
12/31/97         15,855        14,346
 3/31/98         18,035        15,787
 6/30/98         17,943        15,052
 9/30/98         14,753        12,020
12/31/98         18,944        13,981


[Blue Line] RGF
[Yellow Line] Russell 2000

[End Line Chart]

Includes reinvestment of distributions.

14 | THE ROYCE FUNDS ANNUAL REPORT 1998

                                                PERFORMANCE AND PORTFOLIO REVIEW
--------------------------------------------------------------------------------

[bar chart]

DOWN MARKET PERFORMANCE COMPARISON
All Down Periods of 7.5% or Greater, in Percentages (%)

                       RGF       Russell 2000

 5/22/96 -
 7/24/96               -3.5        -15.4

 1/22/97 -
 4/25/97               -0.5         -9.0

10/13/97 -
 1/12/98               -3.8         -11.3

 4/21/98 -
 10/8/98              -30.7         -36.5

[end bar chart]

Royce GiftShares Fund has outperformed the Russell 2000 during all four down market periods since its inception.

PORTFOLIO DIAGNOSTICS

 Median Market Cap.              $302 million
----------------------------------------------
 Weighted Average P/E Ratio             15.9x
----------------------------------------------
 Weighted Average P/B Ratio              1.8x
----------------------------------------------
 Weighted Average Yield                  0.8%
----------------------------------------------
 Net Assets                      $9.7 million
----------------------------------------------
 Turnover Rate                           153%
----------------------------------------------
 Symbol   (Investment Class)            RGFAX
          (Consultant Class)            RGFCX
----------------------------------------------

TOP 10 POSITIONS             % of Net Assets

 800-JR CIGAR                            3.2%
----------------------------------------------
 Zenith National Insurance               2.4
----------------------------------------------
 Dallas Semiconductor  Corporation       2.4
----------------------------------------------
 Charming Shoppes                        2.3
----------------------------------------------
 Richardson Electronics                  2.3
----------------------------------------------
 Kronos Incorporated                     2.3
----------------------------------------------
 REMEC                                   2.2
----------------------------------------------
 MacNeal-Schwendler Corporation          2.2
----------------------------------------------
 Chiron Corporation                      2.2
----------------------------------------------
 Sunglass Hut International              2.2

PORTFOLIO SECTOR BREAKDOWN With Examples                                                            % of Net Assets

Technology Components and Systems, Software/Services, Semiconductors and Equipment                             30.1%

Consumer Products Home Furnishings/Appliances, Apparel and Shoes, Publishing                                   16.7

Health Surgical Products and Devices, Drugs and Biotech, Health Services                                        8.5

Industrial Products Building Systems and Components, Construction Materials, Specialty Chemicals and Materials  7.8

Financial Intermediaries Insurance, Banking, Securities Brokers                                                 6.6

Industrial Services Transportation and Logistics, Printing, Engineering and Construction                        6.2

Natural Resources Oil and Gas, Energy Services, Real Estate                                                     6.0

Consumer Services Retail Stores, Restaurants/Lodging, Leisure/Entertainment                                     5.6

Financial Services Insurance Brokers, Investment Management, Information and Processing                         1.8

Miscellaneous                                                                                                   4.5

Treasuries, Cash & Cash Equivalents                                                                             6.2

+ All performance and risk information presented herein is for RGF's Investment
  Class. Shares of RGF's Consultant Class, which commenced operations on September 26, 1997, bear an annual distribution expense and are subject to a deferred sales charge, which are not borne by the Investment Class.

[Begin Side Bar]

GOOD IDEAS THAT WORKED
1998 Realized and Unrealized Gain

 REMEC                             $205,692
--------------------------------------------
 Sunglass Hut International         170,615
--------------------------------------------
 EarthWeb                           154,038
--------------------------------------------
 800-JR CIGAR                       146,097
--------------------------------------------
 Analog Devices                     134,421
--------------------------------------------
 Combined Gain                     $810,863
--------------------------------------------

GOOD IDEAS AT THE TIME
1998 Realized and Unrealized Loss

 Denbury Resources                 $118,470
--------------------------------------------
 Perceptron                          91,045
--------------------------------------------
 Pittston BAX Group                  80,351
--------------------------------------------
 Willbros Group                      79,193
--------------------------------------------
 Standard Commercial Corporation     77,988
--------------------------------------------
 Combined Loss                     $447,047
--------------------------------------------


REMEC -- This small microwave component manufacturer suffered from declining orders as a result of problems in Southeast Asia, and as a result, we were able to buy this stock at a very attractive price. They have a solid business with the military and it now appears as if their commercial business is recovering, which has caused a dramatic reversal in share price performance.

Sunglass Hut International -- Overexpansion in 1996 - 1997 caused considerable turmoil for the company's results in 1998. We bought in the midst of the turmoil, investing in the company's franchise value and its long-term potential. There are early signs that the corporate turnaround strategy is progressing well, as evidenced by the recent share price performance.

Denbury Resources -- The senior managers of this small energy company have significant experience at successfully building energy enterprises. Having suffered from the general collapse in energy prices, we believe that the talented management team will help this stock to turn around when energy prices recover.

Perceptron -- This leading manufacturer of three-dimensional image units for automobile-inspections robots continued to suffer from difficult product transition cycles. That drove this stock from a high of $30 all the way down to $6.

[End Side Bar]


                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 15

UPDATES AND NOTES TO PERFORMANCE AND RISK INFORMATION
--------------------------------------------------------------------------------
[Graphic of Computer and Keyboard with THE ROYCE FUNDS on screen]

NEW @ www.roycefunds.com

     New this quarter on our website is the addition of Fund prices for our open- and closed-end funds. Fund prices are updated daily on the site and can be found in the Performance/Diagnostics/Prices section. Our What's New column continues to be popular. What's New is updated each week on Monday and features fund updates, market commentary and Chuck Royce's latest thoughts.

Y2K UPDATE

     Royce & Associates recently filed its report on Year 2000 (Y2K) readiness (Form ADV-Y2K), as required by the U.S. Securities and Exchange Commission. Form ADV-Y2K -- which is available on our website in Up-to-the-Minute's Recent Developments section -- asks for specific Y2K information, such as the existence and progress of Y2K compliance plans and contingency plans, systems that may be affected by Y2K and the Y2K readiness of third parties upon which Royce and its clients may be relying to perform mission critical services. Royce and the Funds are working to ensure that our systems and those of our service providers are Y2K compliant, and we do not anticipate that any Y2K problems will have a material impact on Royce's ability to provide services to the Funds at current levels.

NOTES TO PERFORMANCE AND RISK INFORMATION

     All performance information is presented on a total return basis and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that shares may be worth more or less than their original cost when redeemed. The Royce Funds invest primarily in securities of small-cap and/or micro-cap companies that may involve considerably more risk than investments in securities of larger-cap companies (see "Investment Risks" in the prospectus). There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future.

  Morningstar proprietary ratings reflect historical risk-adjusted performance as of 12/31/98 and are subject to change monthly. The rating is calculated from a fund's three-, five- and 10-year average annual total returns with appropriate fee adjustments and a risk factor that reflects performance relative to three-month Treasury bill returns. Royce GiftShares Fund received four stars for the three-year period ended 12/31/98 in the domestic equity investment category out of 2,802 funds. Ten percent of the funds in an investment category receive five stars and 22.5% receive four stars. Morningstar proprietary risk ratio measures a fund's downside volatility relative to all equity funds, which have an average score of 1.00. The average score for the 397 funds in the small-cap objective category with a three-year history was 1.47 for the three years ended 12/31/98. The lower the risk ratio, the lower a fund's downside volatility has been. The risk scores for Royce Premier Fund, Royce Total Return Fund, Pennsylvania Mutual Fund and Royce GiftShares Fund for this period were 0.78, 0.47, 0.77 and 0.68, respectively. Standard deviation is a statistical measure within which a fund's total returns have varied over time. The greater the standard deviation, the greater a fund's volatility. The Russell 2000, Nasdaq Composite, Nasdaq 100, Nasdaq Industrials, S&P 500 and Dow Jones Industrial Average are unmanaged indices of domestic common stocks. The Royce Funds and Royce GiftShares Fund are service marks of The Royce Funds.


16 | THE ROYCE FUNDS ANNUAL REPORT 1998

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

PENNSYLVANIA MUTUAL FUND                                       DECEMBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS -- 97.5%

                                              SHARES            VALUE
                                              ------            -----
Consumer Products -- 12.2%
Apparel and Shoes - 3.1%
   Garan Incorporated                         89,500     $  2,517,188
   K-Swiss Cl. A                              86,500        2,324,687
   Oshkosh B'Gosh Cl. A                      237,000        4,784,438
   St. John Knits                            137,600        3,577,600
   Weyco Group                               196,600        4,988,725
   Wolverine World Wide                       46,400          614,800
                                                         ------------
                                                           18,807,438
                                                         ------------
Collectibles - 0.9%
   Enesco Group                              240,800        5,598,600
                                                         ------------
Food/Beverage/Tobacco - 0.7%
   800-JR CIGAR*                             177,000        4,115,250
                                                         ------------
Home Furnishings/Appliances - 2.6%
   Bassett Furniture Industries              171,575        4,139,247
   Burnham Corporation Cl. A                  51,526        1,957,988
   Burnham Corporation Cl. B                   4,442          168,796
   Conso International
     Corporation*                             58,600          344,275
   La-Z-Boy Incorporated                     176,700        3,147,469
   Lifetime Hoan Corporation                 368,199        3,589,940
   The Rival Company                         187,600        2,520,875
                                                         ------------
                                                           15,868,590
                                                         ------------
Publishing - 1.1%
   Gibson Greetings*                         187,700        2,228,938
   The Topps Company*                        845,800        4,229,000
                                                         ------------
                                                            6,457,938
                                                         ------------
Sports and Recreation - 1.4%
   Aldila*                                   207,100          517,750
   Johnson Worldwide
     Associates Cl. A*                       116,870        1,081,047
 **Oakley*                                   225,200        2,125,325
   Sturm, Ruger & Company                    381,700        4,556,544
                                                         ------------
                                                            8,280,666
                                                         ------------
Other Consumer Products - 2.4%
 **Koala Corporation*                         16,500          286,687
   Lazare Kaplan International*               84,100          588,700
   Matthews International
     Corporation Cl. A                       138,200        4,353,300
   Velcro Industries                          64,800        9,655,200
                                                         ------------
                                                           14,883,887
                                                         ------------
                                                           74,012,369
                                                         ============

Consumer Services -- 3.7%
Restaurants/Lodging - 1.0%
   Applebee's International                  144,600        2,982,375
   Buffets*                                  252,400        3,013,025
                                                         ------------
                                                            5,995,400
                                                         ------------

                                              SHARES            VALUE
                                              ------            -----
Retail Stores - 2.7%
   Catherines Stores Corporation*            286,400     $  3,114,600
   Charming Shoppes*                         964,800        4,160,700
   Mikasa                                    202,200        2,578,050
   Sunglass Hut International*               402,700        2,818,900
   Talbots                                   118,200        3,708,525
                                                         ------------
                                                           16,380,775
                                                         ------------
                                                           22,376,175
                                                         ============

Financial Intermediaries -- 11.6%
Banking - 1.7%
   Baker Boyer Bancorp                        31,300        1,502,400
   Community Banks                            62,550        1,571,569
   F & M Bancorporation                       13,800          828,000
   Farmers & Merchants Bank of
     Long Beach*                               1,266        3,582,780
   Hanmi Bank*                                25,089          332,429
   Oriental Financial Group                   84,833        2,656,333
                                                         ------------
                                                           10,473,511
                                                         ------------
Insurance - 9.8%
   Alleghany Corporation*                      5,303          996,301
   Baldwin & Lyons Cl. B                     125,678        3,110,530
   Capitol Transamerica Corporation          144,745        2,704,922
   Chicago Title Corporation                  60,009        2,816,672
   The Commerce Group                        196,342        6,957,870
   Fremont General Corporation               106,340        2,631,915
   Highlands Insurance Group*                170,800        2,231,075
   Leucadia National Corporation              11,928          375,732
   Medical Assurance                         230,910        7,634,455
   NYMAGIC                                    72,800        1,510,600
   Orion Capital Corporation                  59,686        2,376,249
   PMA Capital Corporation Cl. A             231,350        4,525,784
   PXRE Corporation                          207,441        5,198,990
   RLI                                        34,781        1,156,468
   Trenwick Group                            163,800        5,343,975
   Wesco Financial Corporation                13,560        4,810,410
   Zenith National Insurance                 231,000        5,341,875
                                                         ------------
                                                           59,723,823
                                                         ------------
Securities Brokers - 0.1%
   Legg Mason                                  9,500          299,844
                                                         ------------
                                                           70,497,178
                                                         ============

Financial Services -- 8.6%
Information and Processing - 1.8%
   Duff & Phelps Credit Rating                99,299        5,442,826
   Fair Isaac and Company                     59,100        2,729,681
   Investors Financial Services
     Corporation                              42,804        2,552,189
                                                         ------------
                                                           10,724,696
                                                         ------------

                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 17

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

PENNSYLVANIA MUTUAL FUND                                       DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                              SHARES            VALUE
                                              ------            -----
Financial Services (continued)
Insurance Brokers - 3.8%
   E.W. Blanch Holdings                      131,300     $ 6,228,544
   Crawford & Company Cl. A                  386,875       5,174,453
   Arthur J. Gallagher & Co.                 182,500       8,052,812
   Hilb, Rogal & Hamilton Company            183,300       3,643,088
                                                         -----------
                                                          23,098,897
                                                         -----------
Investment Management - 3.0%
   Affiliated Managers Group*                119,500       3,570,062
   Eaton Vance                               215,000       4,488,125
   The John Nuveen Company Cl. A              67,800       2,517,075
   NVEST L.P.                                 56,000       1,557,500
   Phoenix Investment Partners               226,600       1,911,938
   The Pioneer Group                         213,700       4,220,575
                                                         -----------
                                                          18,265,275
                                                         -----------
                                                          52,088,868
                                                         ===========

Health -- 2.7%
Commercial Service - 0.3%
   PAREXEL International
   Corporation*                               89,500       2,237,500
                                                         -----------
Drugs and Biotech - 1.1%
   Chiron Corporation*                       263,000       6,887,312
                                                         -----------
Health Services - 0.1%
 **Jenny Craig*                              127,300         763,800
                                                         -----------
Personal Care - 0.1%
   Jean-Philippe Fragrances*                  28,400         173,950
                                                         -----------
Surgical Products and Devices - 1.1%
   Diagnostic Products Corporation             2,700          84,038
   Haemonetics Corporation*                  283,400       6,447,350
   Nitinol Medical Technologies*              13,100          49,125
                                                         -----------
                                                           6,580,513
                                                         -----------
                                                          16,643,075
                                                         ===========

Industrial Products -- 20.1%
Building Systems and Components - 6.4%
   American Buildings Company*                21,600         529,200
   Falcon Products                           189,600       2,275,200
   International Aluminum
     Corporation                             140,500       4,153,531
   Juno Lighting                             212,000       4,955,500
   Kimball International Cl. B               178,000       3,382,000
   Liberty Homes Cl. A                        93,350         991,844
   Liberty Homes Cl. B                        21,950         263,400
   Preformed Line Products
     Company                                 189,786       5,314,008
   Simpson Manufacturing*                    180,900       6,772,444
   Skyline Corporation                       169,200       5,499,000
   Thor Industries                           183,100       4,669,050
                                                         -----------
                                                          38,805,177
                                                         -----------


                                              SHARES            VALUE
                                              ------            -----
Construction Materials - 3.5%
   Ash Grove Cement Company                   50,018     $ 4,576,647
   Ash Grove Cement Company Cl. B              5,000         457,500
   CalMat                                    162,000       5,001,750
   Florida Rock Industries                   209,900       6,506,900
   Puerto Rican Cement Company               135,600       4,737,525
                                                         -----------
                                                          21,280,322
                                                         -----------
Industrial Components - 0.2%
   Woodhead Industries                       104,650       1,360,450
                                                         -----------
Machinery - 2.8%
   Lincoln Electric Holdings                 252,380       5,615,455
   Lund International Holdings*              105,700         898,450
   Nordson Corporation                        48,900       2,512,237
   Oshkosh Truck Corporation Cl. B           184,900       6,124,813
   Tecumseh Products Company Cl. A            33,800       1,575,925
                                                         -----------
                                                          16,726,880
                                                         -----------
Paper and Packaging - 1.3%
   CLARCOR                                    63,175       1,263,500
   P. H. Glatfelter Company                  119,600       1,480,050
   Liqui-Box Corporation                      60,800       3,161,600
   PalEx*                                    286,300       2,165,144
                                                         -----------
                                                           8,070,294
                                                         -----------
Pumps, Valves and Bearings - 1.4%
   Kaydon Corporation                        118,900       4,763,431
   NN Ball and Roller                        320,900       1,885,287
   Robroy Industries Cl. A                    94,535       1,323,490
   Roper Industries                           30,000         611,250
                                                         -----------
                                                           8,583,458
                                                         -----------
Specialty Chemicals and Materials - 2.1%
   Aceto Corporation                          24,546         325,234
   CFC International*                         58,000         464,000
   Chemfab Corporation*                       23,500         486,156
   LeaRonal                                   93,557       3,169,243
   Lilly Industries Cl. A                    241,561       4,816,122
   MacDermid                                  86,231       3,373,788
                                                         -----------
                                                          12,634,543
                                                         -----------
Textiles - 1.4%
   Fab Industries                            184,232       3,960,988
   Thomaston Mills Cl. A                         900           2,869
   Unifi                                     217,500       4,254,844
                                                         -----------
                                                           8,218,701
                                                         -----------
Other Industrial Products - 1.0%
   BHA Group Holdings                        169,857       2,356,766
   Myers Industries                          135,132       3,876,599
                                                         -----------
                                                           6,233,365
                                                         -----------
                                                         121,913,190
                                                         ===========

18 | THE ROYCE FUNDS ANNUAL REPORT 1998

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

PENNSYLVANIA MUTUAL FUND                                       DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                              SHARES           VALUE
                                              ------           -----
Industrial Services -- 16.0%
Advertising/Publishing - 1.0%
   Grey Advertising                           10,231     $ 3,724,084
   Ziff-Davis*                               160,000       2,530,000
                                                         -----------
                                                           6,254,084
                                                         -----------
Commercial Services - 1.5%
   ABM Industries Incorporated                96,600       3,344,775
   BHI Corporation*                          103,500       3,182,625
   CDI*                                       20,000         403,750
   Cornell Corrections*                      102,700       1,951,300
                                                         -----------
                                                           8,882,450
                                                         -----------
Engineering and Construction - 2.2%
   Insituform Technologies Cl. A*            109,500       1,587,750
   Morrison Knudsen Corporation*             258,300       2,518,425
   Sevenson Environmental Services           234,400       1,992,400
   Stone & Webster                           124,000       4,123,000
   Willbros Group*                           504,900       2,808,506
                                                         -----------
                                                          13,030,081
                                                         -----------
Food/Tobacco Processors - 2.1%
   DIMON Incorporated                        235,600       1,752,275
   Farmer Bros.                               18,475       3,953,650
   Midwest Grain Products*                   369,950       5,040,569
   Standard Commercial
     Corporation                             263,020       2,252,109
                                                         -----------
                                                          12,998,603
                                                         -----------
Industrial Distribution - 1.0%
   TBC Corporation*                          118,277         842,724
 **Vallen Corporation*                       269,400       5,388,000
                                                         -----------
                                                           6,230,724
                                                         -----------
Printing - 3.7%
   Bowne & Co.                               209,800       3,750,175
   Ennis Business Forms                      232,400       2,309,475
   Merrill Corporation                       203,600       3,932,025
   New England Business Service              200,100       7,828,913
   The Standard Register Company             139,010       4,300,622
                                                         -----------
                                                          22,121,210
                                                         -----------
Transportation and Logistics - 4.5%
   Air Express International
    Corporation                              162,130       3,526,327
   AirNet Systems*                           139,000       1,998,125
   Arnold Industries                         351,048       5,660,649
   Circle International Group                281,874       5,778,417
   Frozen Food Express Industries            418,867       3,298,578
   Kenan Transport Company                    76,300       2,556,050
   The Pittston BAX Group                    282,700       3,145,037
 **Ryanair Holdings ADR*+                     43,000       1,623,250
                                                         -----------
                                                          27,586,433
                                                         -----------
                                                          97,103,585
                                                         ===========

                                              SHARES           VALUE
                                              ------           -----
Natural Resources -- 4.8%
Energy Services - 0.9%
   Carbo Ceramics                            154,300     $ 2,700,250
   Helmerich & Payne                         136,300       2,640,813
                                                         -----------
                                                           5,341,063
                                                         -----------
Oil and Gas - 3.3%
   Barrett Resources*                        176,700       4,240,800
   Tom Brown*                                447,700       4,490,991
   Denbury Resources*                      1,038,772       4,220,011
 **Devon Energy Corporation                  119,000       3,651,812
   Tidewater                                  10,000         231,875
   Titan Exploration*                        488,900       3,208,406
                                                         -----------
                                                          20,043,895
                                                         -----------
Real Estate - 0.6%
   Alico                                       7,800         140,400
   Consolidated-Tomoka Land                   49,400         697,775
 **FRP Properties*                            97,500       2,632,500
   Resurgence Properties*                     66,700           3,335
                                                         -----------
                                                           3,474,010
                                                         -----------
                                                          28,858,968
                                                         ===========
Technology -- 12.3%
Aerospace/Defense - 2.2%
   Curtiss-Wright Corporation                185,400       7,068,375
   Special Metals Corporation*               307,600       2,749,175
   Woodward Governor Company                 159,272       3,523,893
                                                         -----------
                                                          13,341,443
                                                         -----------
Components and Systems - 3.4%
   CEM Corporation*                           50,000         490,625
   Dionex Corporation*                       183,776       6,730,796
   Hach Company                               54,361         652,332
   Hach Company Cl. A                         56,361         577,700
   Modern Controls                            83,400         479,550
   Newport Corporation                       141,200       2,382,750
   PCD*                                       91,100       1,184,300
   Penn Engineering and
    Manufacturing                            210,750       4,715,531
   Penn Engineering and
    Manufacturing Cl. A                       47,050         929,237
   VideoServer*                              138,100       2,537,588
                                                         -----------
                                                          20,680,409
                                                         -----------
Distribution - 1.2%
   Marshall Industries*                      199,600       4,890,200
   Richardson Electronics                    270,262       2,601,272
                                                         -----------
                                                           7,491,472
                                                         -----------
Semiconductors and Equipment - 3.0%
   Analog Devices*                           145,200       4,555,650
   Dallas Semiconductor
    Corporation                               74,500       3,035,875

                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 19

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

PENNSYLVANIA MUTUAL FUND                                       DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                              SHARES           VALUE
                                              ------           -----
Technology (continued)
Semiconductors and Equipment (continued)
   Electroglas*                              215,300    $  2,529,775
   Exar Corporation*                         236,300       3,810,338
   Helix Technology Corporation               73,000         949,000
   Kulicke and Soffa Industries*              35,000         621,250
   Unitrode Corporation*                     155,000       2,712,500
   Veeco Instruments*                          7,100         377,187
                                                        ------------
                                                          18,591,575
                                                        ------------
Software/Services - 2.4%
   Cognex Corporation*                       152,700       3,054,000
   Comdisco                                   82,200       1,387,125
   National Computer Systems                 272,906      10,097,522
   Tyler Corporation*                         25,000         153,125
                                                        ------------
                                                          14,691,772
                                                        ------------
Telecommunications - 0.1%
   Level 3 Communications*                     2,800         120,750
                                                        ------------
                                                          74,917,421
                                                        ============
Utilities - 0.5%
   Southern Union Company*                   125,446       3,057,746
                                                        ============
Miscellaneous -- 5.0%                                     30,095,048
                                                        ============
TOTAL COMMON STOCKS
   (Cost $387,625,830)                                   591,563,623
                                                        ============


                                                       VALUE
                                                       -----
REPURCHASE AGREEMENT -- 2.0%
State Street Bank and Trust Company, 4.25%
   dated 12/31/98, due 1/04/99, maturity value
   $12,105,714 (collateralized by U.S. Treasury
   Notes, 7.50% due 2/15/05, valued at
   $12,346,425)
   (Cost $12,100,000)                              $ 12,100,000
                                                   ============
TOTAL INVESTMENTS -- 99.5%
   (Cost $399,725,830)                              603,663,623
CASH AND OTHER ASSETS
 LESS LIABILITIES -- 0.5%                             3,235,164
                                                   ------------
NET ASSETS -- 100.0%                               $606,898,787
                                                   ============


--------------------------------------------------------------------------------


 * Non-income producing.
 + American Depository Receipt.
** A portion of these securities were on loan at December 31, 1998. Total market value of all securities on loan at December 31, 1998 was $5,131,814, for which the Fund had received $5,417,022 as collateral.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $400,583,128. At December 31, 1998, net unrealized appreciation for all securities was $203,080,495, consisting of aggregate gross unrealized appreciation of $231,875,241 and aggregate gross unrealized depreciation of $28,794,746. The Fund designated $66,630,920 as a capital gain dividend for the purpose of the dividend paid deduction.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

20 | THE ROYCE FUNDS ANNUAL REPORT 1998

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

PMF II                                                         DECEMBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS -- 97.5%


                                              SHARES           VALUE
                                              ------           -----
Consumer Products -- 6.4%
Apparel and Shoes - 1.3%
   Brown Group                                10,000      $  175,625
   Genesco*                                   15,000          85,312
   Leslie Fay Company*                        25,000         167,188
                                                          ----------
                                                             428,125
                                                          ----------
Collectibles - 0.3%
   Enesco Group                                5,000         116,250
                                                          ----------
Home Furnishings/Appliances - 1.2%
   Toro                                       15,000         427,500
                                                          ----------
Publishing - 2.2%
   Houghton Mifflin Company                    7,700         363,825
   Polaroid Corporation                       12,500         233,594
   The Topps Company*                         27,900         139,500
                                                          ----------
                                                             736,919
                                                          ----------
Sports and Recreation - 1.0%
   Callaway Golf Company                      16,500         169,125
   Johnson Worldwide
    Associates Cl. A*                         18,800         173,900
                                                          ----------
                                                             343,025
                                                          ----------
Other Consumer Products - 0.4%
   A.T. Cross Company Cl. A                   27,700         148,887
                                                          ----------
                                                           2,200,706
                                                          ==========
Consumer Services -- 10.2%
Direct Marketing - 0.4%
   Spiegel Cl. A*                             25,200         144,900
                                                          ----------
Leisure/Entertainment - 3.3%
   AMC Entertainment*                         12,600         265,387
   Hollywood Park*                            37,500         311,719
   King World Productions*                    12,000         353,250
   Spelling Entertainment Group*              28,400         213,000
                                                          ----------
                                                           1,143,356
                                                          ----------
Restaurants/Lodging - 1.9%
   Cooker Restaurant Corporation              42,800         256,800
   Piccadilly Cafeterias                      17,900         187,950
   Rock Bottom Restaurants*                   34,500         187,594
                                                          ----------
                                                             632,344
                                                          ----------
Retail Stores - 4.6%
   The Bombay Company*                        60,500         336,531
   Charming Shoppes*                          41,500         178,969
   The Elder-Beerman Stores*                  20,000         231,250
   The Good Guys*                             55,200         355,350
   InterTAN*                                  33,200         192,975
   Little Switzerland*                        50,000         115,625
   Tops Appliance City*                       58,700         165,094
                                                          ----------
                                                           1,575,794
                                                          ----------
                                                           3,496,394
                                                          ==========

                                              SHARES           VALUE
                                              ------           -----
Financial Intermediaries -- 1.1%
Insurance - 1.1%
   Old Guard Group                            15,000      $  215,625
   PMA Capital
    Corporation Cl. A                          8,000         156,500
                                                          ----------
                                                             372,125
                                                          ==========
Health -- 4.0%
Commercial Service - 0.7%
   Ultrak*                                    31,200         230,100
                                                          ----------
Health Services - 0.7%
   Jenny Craig*                               38,400         230,400
                                                          ----------
Personal Care - 1.8%
   Balanced Care Corporation                  39,300         314,400
   Weider Nutrition International             50,300         320,662
                                                          ----------
                                                             635,062
                                                          ----------
Surgical Products and Devices - 0.8%
   Spacelabs Medical*                         12,100         278,300
                                                          ----------
                                                           1,373,862
                                                          ==========
Industrial Products -- 26.0%
Building Systems and Components - 2.3%
   American Buildings Company*                13,500         330,750
   Drew Industries Incorporated*              15,000         174,375
   Pameco Corporation*                        25,000         289,063
                                                          ----------
                                                             794,188
                                                          ----------
Construction Materials - 3.8%
   Florida Rock Industries                    10,000         310,000
   L. B. Foster Company Cl. A*                38,700         256,387
   The Lamson & Sessions Co.*                 43,700         223,963
   Northwest Pipe Company*                    17,000         274,125
   Oregon Steel Mills                         20,000         237,500
                                                          ----------
                                                           1,301,975
                                                          ----------
Industrial Components - 2.8%
   Chyron Corporation*                        97,900         183,563
   Gundle/SLT Environmental*                  24,600          98,400
   Tektronix                                  14,000         420,875
   Woodhead Industries                        20,000         260,000
                                                          ----------
                                                             962,838
                                                          ----------
Machinery - 2.1%
   CMI Corporation Cl. A                      45,500         361,156
   DeVlieg-Bullard*                           70,400          44,000
   Hurco Companies*                           25,000         131,250
   Lund International Holdings*               20,900         177,650
                                                          ----------
                                                             714,056
                                                          ----------

                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 21

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

PMF II                                                         DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                              SHARES           VALUE
                                              ------           -----
Industrial Products (continued)
Paper and Packaging - 3.5%
   Applied Extrusion Technologies*            26,200      $  209,600
   Gaylord Container
     Corporation Cl. A*                       56,700         347,288
   Peak International Limited*                20,100         168,337
   Smurfit Stone Container*                   30,000         474,375
                                                          ----------
                                                           1,199,600
                                                          ----------
Pumps, Valves and Bearings - 0.5%
   NN Ball and Roller                         24,900         146,288
                                                          ----------
Specialty Chemicals and Materials - 3.5%
   Calgon Carbon Corporation                  40,000         300,000
   Lawter International                       25,800         299,925
   Lilly Industries Cl. A                     17,200         342,925
   Olin                                        9,300         263,306
                                                          ----------
                                                           1,206,156
                                                          ----------
Textiles - 1.4%
   Cone Mills Corporation*                    42,200         237,375
   Dixie Group                                30,200         245,375
                                                          ----------
                                                             482,750
                                                          ----------
Other Industrial Products - 6.1%
   American Bank Note
    Holographics*                             31,500         551,250
   Fansteel*                                  42,400         243,800
   Griffon Corporation*                       26,000         276,250
   Imation*                                   22,800         399,000
   Maxwell Technologies*                       5,700         229,425
   Medar*                                     49,600          55,800
   Scotsman Industries                        17,400         357,787
                                                          ----------
                                                           2,113,312
                                                          ----------
                                                           8,921,163
                                                          ==========
Industrial Services -- 10.3%
Advertising/Publishing - 1.2%
   True North Communications                  15,000         403,125
                                                          ----------
Engineering and Construction - 2.2%
   Insituform Technologies Cl. A*             25,000         362,500
   Modtech*                                   15,300         233,325
   Roy F. Weston Cl. A*                       53,500         147,125
                                                          ----------
                                                             742,950
                                                          ----------
Food/Tobacco Processors - 1.2%
   Midwest Grain Products*                    29,300         399,212
                                                          ----------
Industrial Distribution - 0.9%
   Del Global Technologies*                   14,000         161,000
   Vallen Corporation*                         7,800         156,000
                                                          ----------
                                                             317,000
                                                          ----------
Printing - 1.3%
   Bowne & Co.                                19,100         341,413
   Ennis Business Forms                       10,000          99,375
                                                          ----------
                                                             440,788
                                                          ----------


                                              SHARES           VALUE
                                              ------           -----
Transportation and Logistics - 3.5%
   Arkansas Best Corporation*                 30,000      $  175,312
   Arnold Industries                           9,500         153,188
   Fritz Companies*                           38,200         413,037
   OMI*                                       63,400         206,050
   Sea Containers Cl. A                        9,100         272,431
                                                          ----------
                                                           1,220,018
                                                          ----------
                                                           3,523,093
                                                          ==========
Natural Resources -- 3.2%
Metals and Mining - 1.0%
   Century Aluminum Company                   15,800         149,112
   Inco Limited                               18,500         195,406
                                                          ----------
                                                             344,518
                                                          ----------
Oil and Gas - 2.1%
   Tom Brown*                                 22,800         228,713
   Patina Oil & Gas Corporation               71,700         210,619
   Snyder Oil Corporation                     23,400         311,512
                                                          ----------
                                                             750,844
                                                          ----------
Real Estate - 0.1%
   Resurgence Properties*                     45,000           2,250
                                                          ----------
                                                           1,097,612
                                                          ==========
Technology -- 36.3%
Aerospace/Defense - 2.4%
   Cubic Corporation                          20,000         375,000
   DRS Technologies*                          34,800         380,625
   Hawker Pacific Aerospace*                   7,800          27,300
   Wyman-Gordon*                               5,000          51,250
                                                          ----------
                                                             834,175
                                                          ----------
Components and Systems - 7.5%
   Box Hill Systems*                          48,500         260,688
   Ciprico*                                   25,000         168,750
   Data General Corporation*                  15,000         246,562
   Exabyte Corporation*                       36,300         199,650
   HMT Technology Corporation*                40,000         512,500
   Innovex                                    15,000         205,781
   Penn Engineering and
     Manufacturing                            14,700         328,913
   Read-Rite Corporation*                     15,000         221,719
   STB Systems*                               30,700         205,306
   Smartflex Systems*                         30,000         217,500
                                                          ----------
                                                           2,567,369
                                                          ----------
Distribution - 3.7%
   Bell Industries*                           25,000         284,375
   Bell Microproducts*                        25,500         235,875
   Kent Electronics Corporation*              16,400         209,100
   Pioneer-Standard Electronics               30,200         283,125
   Richardson Electronics                     25,000         240,625
                                                          ----------
                                                           1,253,100
                                                          ----------

22 | THE ROYCE FUNDS ANNUAL REPORT 1998

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

PMF II                                                         DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                              SHARES       VALUE
                                              ------       -----
Technology (continued)
Semiconductors and Equipment - 8.2%
   California Micro Devices
    Corporation*                              44,800    $   112,000
   Cirrus Logic*                              30,600        300,263
   Exar Corporation*                          17,100        275,737
   FSI International*                         31,000        321,625
   International Rectifier
    Corporation*                              33,700        328,575
   Photon Dynamics*                           54,100        277,263
   S3 Incorporated*                           30,500        224,461
   Sigma Designs*                             48,700        140,013
   Silicon Valley Group*                      25,000        318,750
   VLSI Technology*                           16,500        180,469
   Vishay Intertechnology*                    22,600        327,700
                                                        -----------
                                                          2,806,856
                                                        -----------
Software/Services - 7.7%
   Benchmark Electronics*                     12,000        439,500
   Computer Network
    Technology Corporation*                    9,800        122,500
   Enterprise Software*                       13,230         66,150
   Evans & Sutherland
    Computer Corporation*                     15,400        271,425
   MacNeal-Schwendler
    Corporation*                              28,000        196,000
   Merix Corporation*                         61,400        368,400
   Phoenix Technologies*                      47,400        408,825
   System Software Associates*                56,500        397,266
   Technology Solutions Company*              34,300        367,653
                                                        -----------
                                                          2,637,719
                                                        -----------
Telecommunications - 6.8%
   Allen Telecom*                             52,400        350,425
   Boca Research*                             36,900        115,313
   C-COR Electronics*                         24,000        330,000
   California Microwave*                      30,000        281,250
   CommScope*                                 15,200        255,550
   Comtech Telecommunications*                20,000        175,000
   General DataComm Industries*               45,800        105,912
   Spectrian Corporation*                     14,800        190,550



                                              SHARES       VALUE
                                              ------       -----
   SymmetriCom*                               53,500    $    357,781
   Watkins-Johnson Company                     8,000         163,000
                                                        ------------
                                                           2,324,781
                                                        ------------
                                                          12,424,000
                                                        ============

TOTAL COMMON STOCKS
   (Cost $31,663,570)                                     33,408,955
                                                        ============


                                           PRINCIPAL
                                            AMOUNT
                                           ---------
CORPORATE BONDS -- 0.5%
   California Microwave 5.25%
    Conv. Sub. Deb. due 12/15/03            $ 50,000          31,437
   Chock Full O'Nuts 8.00%
    Conv. Sub. Deb. due 9/15/06               44,000          44,000
   VLSI Technology 8.25%
    Conv. Sub. Note due 10/01/05             100,000          94,250
                                                         -----------

TOTAL CORPORATE BONDS
  (Cost $172,915)                                            169,687
                                                         ===========

REPURCHASE AGREEMENT -- 2.3%
State Street Bank and Trust Company,
   4.25% dated 12/31/98, due 1/04/99,
   maturity value $800,378 (collateralized
   by U.S. Treasury Notes, 6.375% due
   4/30/99, valued at $818,050)
   (Cost $800,000)                                           800,000
                                                             =======

TOTAL INVESTMENTS -- 100.3%
   (Cost $32,636,485)                                     34,378,642
LIABILITIES LESS CASH AND
 OTHER ASSETS -- (0.3)%                                     (100,957)
                                                         -----------
NET ASSETS -- 100.0%                                     $34,277,685
                                                         ===========


--------------------------------------------------------------------------------


* Non-income producing.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $32,925,308. At December 31, 1998, net unrealized appreciation for all securities was $1,453,334, consisting of aggregate gross unrealized appreciation of $4,517,417 and aggregate gross unrealized depreciation of $3,064,083. The Fund designated $388,984 as a capital gain dividend for the purpose of the dividend paid deduction.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS


                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 23

SCHEDULES OF INVESTMENTS
--------------------------------------------------------------------------------

ROYCE GIFTSHARES FUND                                          DECEMBER 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS -- 93.8%


                                              SHARES        VALUE
                                              ------        -----
Consumer Products -- 16.7%
Apparel and Shoes - 4.4%
   The North Face*                            15,000      $  195,000
   Oshkosh B'Gosh Cl. A                        3,000          60,563
   Superior Uniform Group                     12,000         174,000
                                                          ----------
                                                             429,563
                                                          ----------
Collectibles - 1.0%
   Enesco Group                                4,200          97,650
                                                          ----------
Food/Beverage/Tobacco - 3.3%
   800-JR CIGAR*                              13,500         313,875
                                                          ----------
Home Furnishings/Appliances - 1.8%
   Bassett Furniture Industries                2,500          60,312
   Conso International
     Corporation*                             20,000         117,500
                                                          ----------
                                                             177,812
                                                          ----------
Publishing - 1.6%
   The Topps Company*                         31,500         157,500
                                                          ----------
Sports and Recreation - 1.5%
   Oakley*                                    15,000         141,563
                                                          ----------
Other Consumer Products - 3.1%
   Lazare Kaplan International*               17,800         124,600
   Velcro Industries                           1,200         178,800
                                                          ----------
                                                             303,400
                                                          ----------
                                                           1,621,363
                                                          ==========

Consumer Services -- 5.6%
Retail Stores - 5.6%
   Charming Shoppes*                          52,800         227,700
   Sunglass Hut International*                29,800         208,600
   Urban Outfitters*                           6,000         101,250
                                                          ----------
                                                             537,550
                                                          ==========

Financial Intermediaries -- 6.6%
Insurance - 6.6%
   The Commerce Group                          3,000         106,312
   Medical Assurance*                          4,318         142,764
   Orion Capital Corporation                   4,000         159,250
   Zenith National Insurance                  10,000         231,250
                                                          ----------
                                                             639,576
                                                          ==========

Financial Services -- 1.8%
Insurance Brokers - 0.9%
   Arthur J. Gallagher & Co.                   2,000          88,250
                                                          ----------
Investment Management - 0.9%
   Affiliated Managers Group*                  3,000          89,625
                                                          ----------
                                                             177,875
                                                          ==========


                                              SHARES           VALUE
                                              ------           -----
Health -- 8.5%
Commercial Service - 1.2%
   Young Innovations*                          8,500      $  111,563
                                                          ----------
Drugs and Biotech - 5.8%
   BioReliance Corporation*                   15,000         120,000
   Chiron Corporation*                         8,000         209,500
   International Isotopes*                     6,500         104,000
   NeXstar Pharmaceuticals*                   13,500         124,875
                                                          ----------
                                                             558,375
                                                          ----------
Surgical Products and Devices - 1.5%
   Haemonetics Corporation*                    6,600         150,150
                                                          ----------
                                                             820,088
                                                          ==========

Industrial Products -- 7.8%
Building Systems and Components - 1.0%
   Falcon Products                             8,200          98,400
                                                          ----------
Machinery - 2.4%
   Lincoln Electric Holdings                   5,900         131,275
   Lund International Holdings*               11,600          98,600
                                                          ----------
                                                             229,875
                                                          ----------
Pumps, Valves and Bearings - 1.8%
   Roper Industries                            8,500         173,187
                                                          ----------
Specialty Chemicals and Materials - 0.5%
   Lilly Industries Cl. A                      2,600          51,838
                                                          ----------
Other Industrial Products - 2.1%
   BHA Group Holdings                         14,443         200,397
                                                          ----------
                                                             753,697
                                                          ==========

Industrial Services -- 6.2%
Advertising/Publishing - 1.1%
   True North Communications                   4,000         107,500
                                                          ----------
Commercial Services - 1.9%
   BHI Corporation*                            6,000         184,500
                                                          ----------
Food/Tobacco Processors - 0.5%
   Midwest Grain Products*                     3,300          44,962
                                                          ----------
Transportation and Logistics - 2.7%
   Air Express International
     Corporation                               4,800         104,400
   Circle International Group                  7,900         161,950
                                                          ----------
                                                             266,350
                                                          ----------
                                                             603,312
                                                          ==========

24 | THE ROYCE FUNDS ANNUAL REPORT 1998

SCHEDULES OF INVESTMENTS
-------------------------------------------------------------------------------

ROYCE GIFTSHARES FUND                                          DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                              SHARES         VALUE
                                              ------         -----
Natural Resources -- 6.0%
Oil and Gas - 6.0%
   Barrett Resources*                          6,300      $  151,200
   Tom Brown*                                  9,200          92,287
   Denbury Resources*                         50,000         203,125
   Titan Exploration*                         20,100         131,906
                                                          ----------
                                                             578,518
                                                          ==========

Technology -- 30.1%
Components and Systems - 6.7%
   Industrial Scientific Corporation           4,700         109,275
   Modern Controls                            13,300          76,475
   National Instruments*                       5,600         191,100
   Newport Corporation                         6,000         101,250
   PCD*                                       13,500         175,500
                                                          ----------
                                                             653,600
                                                          ----------
Distribution - 5.2%
   Marshall Industries*                        7,400         181,300
   Pioneer-Standard Electronics               10,000          93,750
   Richardson Electronics                     23,300         224,263
                                                          ----------
                                                             499,313
                                                          ----------
Semiconductors and Equipment - 5.4%
   Analog Devices*                             4,500         141,187
   Dallas Semiconductor
     Corporation                               5,600         228,200
   Electroglas*                                8,000          94,000
   Exar Corporation*                           3,700          59,663
                                                          ----------
                                                             523,050
                                                          ----------


                                              SHARES         VALUE
                                              ------         -----
Software/Services - 10.6%
   ARDENT Software*                            6,600      $  151,800
   JDA Software Group*                        16,500         159,844
   Kronos Incorporated*                        5,000         221,562
   MacNeal-Schwendler
     Corporation*                             30,000         210,000
   National Computer Systems                   5,000         185,000
   Segue Software*                             4,800          97,200
                                                          ----------
                                                           1,025,406
                                                          ----------
Telecommunications - 2.2%
   REMEC*                                     12,100         217,800
                                                          ----------
                                                           2,919,169
                                                          ==========
Miscellaneous -- 4.5%                                        439,129
                                                          ==========

TOTAL COMMON STOCKS
   (Cost $8,061,639)                                       9,090,277
                                                          ==========

REPURCHASE AGREEMENT -- 5.1%
State Street Bank and Trust Company,
   4.25% dated 12/31/98, due 1/04/99,
   maturity value $500,236 (collateralized
   by U.S. Treasury Notes, 7.875% due
   8/15/01, valued at $514,988)
  (Cost $500,000)                                            500,000
                                                          ==========
TOTAL INVESTMENTS -- 98.9%
   (Cost $8,561,639)                                       9,590,277
CASH AND OTHER ASSETS LESS
 LIABILITIES -- 1.1%                                         103,915
                                                          ----------

NET ASSETS -- 100.0%                                      $9,694,192
                                                          ==========


--------------------------------------------------------------------------------


* Non-income producing.

INCOME TAX INFORMATION: The cost of total investments for Federal income tax purposes was $8,561,639. At December 31, 1998, net unrealized appreciation for all securities was $1,028,638, consisting of aggregate gross unrealized appreciation of $1,392,842 and aggregate gross unrealized depreciation of $364,204.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                          THE ROYCE FUNDS ANNUAL REPORT 1998| 25

STATEMENTS OF ASSETS AND LIABILITIES                           DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                                           Pennsylvania                          Royce
                                                                           Mutual Fund         PMF II       GiftShares Fund
                                                                           -----------         ------       ---------------


ASSETS:
Investments at value (identified cost $387,625,830, $31,836,485 and
 $8,061,639, respectively)                                                $ 591,563,623     $ 33,578,642     $ 9,090,277
Repurchase agreements (at cost and value)                                    12,100,000          800,000         500,000
Cash                                                                              4,508           62,755           9,851
Collateral from brokers on securities loaned                                  5,417,022               --              --
Receivable for investments sold                                               4,300,158          545,213              --
Receivable for dividends and interest                                           729,862           19,269           4,952
Receivable for capital shares sold                                              438,675           51,305         198,575
Prepaid expenses and other assets                                                31,003           15,550           8,002
------------------------------------------------------------------------------------------------------------------------
 Total Assets                                                               614,584,851       35,072,734       9,811,657
------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for collateral on securities loaned                                   5,417,022               --              --
Payable for investments purchased                                             1,137,746          745,536          90,689
Payable for capital shares redeemed                                             487,879            5,927           5,356
Payable for investment advisory fees                                            389,348           14,320           2,513
Accrued expenses                                                                254,069           29,266          18,907
------------------------------------------------------------------------------------------------------------------------
 Total Liabilities                                                            7,686,064          795,049         117,465
------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                               $ 606,898,787     $ 34,277,685     $ 9,694,192
========================================================================================================================
ANALYSIS OF NET ASSETS:
Undistributed net investment income                                       $      50,325     $         --     $        --
Accumulated net realized gain on investments                                  2,040,187        1,203,167         552,028
Net unrealized appreciation on investments                                  203,937,793        1,742,157       1,028,638
Capital shares                                                                   82,623            5,692           1,178
Additional paid-in capital                                                  400,787,859       31,326,669       8,112,348
------------------------------------------------------------------------------------------------------------------------
 Net Assets                                                               $ 606,898,787     $ 34,277,685     $ 9,694,192
  Investment Class                                                        $ 466,857,376     $ 34,277,685     $ 8,418,203
  Consultant Class                                                        $ 140,041,411                      $ 1,275,989
========================================================================================================================
SHARES OUTSTANDING:
(unlimited number of $.001 par value shares authorized for each Fund)
  Investment Class                                                           63,551,836        5,691,513       1,021,168
  Consultant Class                                                           19,071,480                          156,741
========================================================================================================================
NET ASSET VALUES:
(Net Assets [divided by] Shares Outstanding)
  Investment Class (offering and redemption price* per share)             $        7.35     $       6.02     $      8.24
  Consultant Class (offering and redemption price** per share)            $        7.34                      $      8.14
========================================================================================================================

 * Shares redeemed within one year of purchase are subject to a 1% redemption fee, payable to the Fund.
** Redemption price per share is equal to NAV, less applicable deferred sales charge, if any.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

26 | THE ROYCE FUNDS ANNUAL REPORT 1998

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                         ===================================
                                                              Pennsylvania Mutual Fund
                                                         -----------------------------------
                                                             Year ended        Year ended
                                                            December 31,      December 31,
                                                                1998              1997
                                                         ===================================
INVESTMENT OPERATIONS:
 Net investment income (loss)                             $    2,847,051    $    4,409,053
 Net realized gain on investments                             67,731,907        57,122,461
 Net change in unrealized appreciation on investments        (43,310,982)       59,891,240
------------------------------------------------------------------------------------------
 Net increase in net assets from investment operations        27,267,976       121,422,754
------------------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net investment income
  Investment Class                                            (2,894,969)       (3,514,299)
  Consultant Class                                                    --          (658,502)
 Net realized gain on investments
  Investment Class                                           (41,174,076)      (57,918,964)
  Consultant Class                                           (12,374,251)      (17,311,988)
------------------------------------------------------------------------------------------
 Total distributions                                         (56,443,296)      (79,403,753)
------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 Value of shares sold
  Investment Class                                           131,448,215        60,713,483
  Consultant Class                                             4,633,372         1,297,520
 Value of shares issued in connection with the
  merger of Royce Value Fund
  Consultant Class                                                    --       144,531,292
 Distributions reinvested
  Investment Class                                            41,415,445        55,324,790
  Consultant Class                                            11,840,244        17,180,389
 Value of shares redeemed
  Investment Class                                          (192,077,698)     (108,160,769)
  Consultant Class                                           (20,768,837)      (10,190,290)
------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets from
  capital share transactions                                 (23,509,259)      160,696,415
------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                        (52,684,579)      202,715,416
NET ASSETS:
 Beginning of year                                           659,583,366       456,867,950
------------------------------------------------------------------------------------------
 End of year (a)                                          $  606,898,787    $  659,583,366
==========================================================================================
CAPITAL SHARE TRANSACTIONS (in shares):
 Shares sold
  Investment Class                                            16,866,770         7,452,126
  Consultant Class                                               579,570           156,892
 Shares issued in connection with the
  merger of Royce Value Fund
  Consultant Class                                                    --        18,295,100
 Shares issued for reinvestment of distributions
  Investment Class                                             5,899,787         7,101,539
  Consultant Class                                             1,686,598         2,205,442
 Shares redeemed
  Investment Class                                           (24,138,522)      (13,880,141)
  Consultant Class                                            (2,651,359)       (1,200,763)
------------------------------------------------------------------------------------------
 Net increase (decrease) in shares outstanding                (1,757,156)       20,130,195
------------------------------------------------------------------------------------------


                                                         =================================================================
                                                                      PMF II                    Royce GiftShares Fund
                                                         --------------------------------   ------------------------------
                                                            Year ended       Year ended       Year ended      Year ended
                                                           December 31,     December 31,     December 31,    December 31,
                                                               1998             1997             1998            1997
                                                         =================================================================
INVESTMENT OPERATIONS:
 Net investment income (loss)                              $    (44,314)    $    245,395     $   (28,802)    $    (6,040)
 Net realized gain on investments                             1,597,782        1,811,059         585,011         192,176
 Net change in unrealized appreciation on investments          (373,765)       1,644,420         730,213         221,469
------------------------------------------------------------------------------------------------------------------------
 Net increase in net assets from investment operations        1,179,703        3,700,874       1,286,422         407,605
------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
 Net investment income
  Investment Class                                                   --         (271,235)             --              --
  Consultant Class                                                                                    --              --
 Net realized gain on investments
  Investment Class                                             (933,562)      (1,220,556)        (13,608)       (184,608)
  Consultant Class                                                                                (2,159)         (3,935)
------------------------------------------------------------------------------------------------------------------------
 Total distributions                                           (933,562)      (1,491,791)        (15,767)       (188,543)
------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
 Value of shares sold
  Investment Class                                           15,585,247        3,475,010       3,728,172       2,172,160
  Consultant Class                                                                             1,021,791         105,710
 Value of shares issued in connection with the
  merger of Royce Value Fund
  Consultant Class
 Distributions reinvested
  Investment Class                                              891,292        1,388,651          13,603         184,794
  Consultant Class                                                                                 2,136           3,935
 Value of shares redeemed
  Investment Class                                           (4,688,495)      (2,686,425)        (57,930)        (27,676)
  Consultant Class                                                                                (5,398)           (411)
------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets from
  capital share transactions                                 11,788,044        2,177,236       4,702,374       2,438,512
------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                        12,034,185        4,386,319       5,973,029       2,657,574
NET ASSETS:
 Beginning of year                                           22,243,500       17,857,181       3,721,163       1,063,589
------------------------------------------------------------------------------------------------------------------------
 End of year (a)                                           $ 34,277,685     $ 22,243,500     $ 9,694,192     $ 3,721,163
========================================================================================================================
CAPITAL SHARE TRANSACTIONS (in shares):
 Shares sold
  Investment Class                                            2,584,105          603,433         503,437         317,894
  Consultant Class                                                                               141,588          15,046
 Shares issued in connection with the
  merger of Royce Value Fund
  Consultant Class
 Shares issued for reinvestment of distributions
  Investment Class                                              156,949          232,216           1,753          27,216
  Consultant Class                                                                                   278             581
 Shares redeemed
  Investment Class                                             (808,098)        (470,991)         (7,319)         (4,318)
  Consultant Class                                                                                  (692)            (60)
------------------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in shares outstanding                1,932,956          364,658         639,045         356,359
------------------------------------------------------------------------------------------------------------------------

(a) Includes undistributed net investment income of $50,325 in 1998 and $266,266 in 1997 for Pennsylvania Mutual Fund.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 27

STATEMENTS OF OPERATIONS                            YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------


                                                                       Pennsylvania                         Royce
                                                                        Mutual Fund       PMF II       GiftShares Fund
                                                                       ------------       ------       ---------------
INVESTMENT INCOME:
Income:
  Dividends                                                           $   8,652,343    $  214,859        $   52,374
  Interest                                                                1,686,684        79,002            18,641
-------------------------------------------------------------------------------------------------------------------
   Total Income                                                          10,339,027       293,861            71,015
-------------------------------------------------------------------------------------------------------------------
Expenses:
  Investment advisory fees                                                4,939,625       270,520            62,411
  Distribution fees -- Investment Class                                          --            --            13,895
  Distribution fees -- Consultant Class                                   1,477,405            --             6,831
  Administrative and office facilities                                      305,919        11,321             2,196
  Shareholder reports -- Investment Class                                   296,521        18,098            12,002
  Shareholder reports -- Consultant Class                                    74,817            --             2,886
  Shareholder servicing -- Investment Class                                 294,807        16,884             9,709
  Shareholder servicing -- Consultant Class                                  65,282            --             9,079
  Custodian                                                                 143,592        57,686            14,110
  Trustees' fees                                                             84,165         3,298               737
  Audit                                                                      68,429        15,635            13,035
  Legal                                                                      23,783         1,019               308
  Registration -- Investment Class                                           22,244        14,669            12,704
  Registration -- Consultant Class                                           12,427            --             3,393
  Organizational expenses -- Investment Class                                    --         5,050             4,035
  Other expenses                                                             52,311         3,469               868
-------------------------------------------------------------------------------------------------------------------
   Total Expenses                                                         7,861,327       417,649           168,199
   Fees Waived by Investment Adviser and Distributor                       (369,351)      (79,474)          (58,108)
   Expenses Reimbursed by Investment Adviser -- Consultant Class                 --            --           (10,274)
-------------------------------------------------------------------------------------------------------------------
   Net Expenses                                                           7,491,976       338,175            99,817
-------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                                           2,847,051       (44,314)          (28,802)
-------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
 Net realized gain on investments                                        67,731,907     1,597,782           585,011
 Net change in unrealized appreciation on investments                   (43,310,982)     (373,765)          730,213
-------------------------------------------------------------------------------------------------------------------
 Net realized and unrealized gain on investments                         24,420,925     1,224,017         1,315,224
-------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM INVESTMENT OPERATIONS                 $  27,267,976    $1,179,703        $1,286,422
===================================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

28 | THE ROYCE FUNDS ANNUAL REPORT 1998

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

This table is presented to show selected data for a share outstanding throughout each period, and to assist shareholders in evaluating a Fund's performance for the periods presented.

                NET           NET       NET REALIZED
           ASSET VALUE,   INVESTMENT   AND UNREALIZED
             BEGINNING      INCOME       GAIN (LOSS)
             OF PERIOD      (LOSS)     ON INVESTMENTS
-----------------------------------------------------
 PENNSYLVANIA MUTUAL FUND -- INVESTMENT CLASS (a)
   1998       $7.82      $ 0.05        $0.24
   1997        7.11        0.07         1.70
   1996        7.71        0.11         0.84
   1995        7.41        0.11         1.27
   1994        8.31        0.12        (0.18)
 PENNSYLVANIA MUTUAL FUND -- CONSULTANT CLASS (b)
   1998       $7.81      $(0.01)       $0.24
   1997        7.90        0.02         0.93
 PMF II (c)
   1998       $5.92      $(0.01)       $0.29
   1997        5.26        0.07         1.03
   1996        5.00        --           0.26
 ROYCE GIFTSHARES FUND -- INVESTMENT CLASS (d)
   1998       $6.91      $(0.02)       $1.37
   1997        5.83       (0.01)        1.52
   1996        5.01        --           1.27
   1995        5.00        --           0.01
 ROYCE GIFTSHARES FUND -- CONSULTANT CLASS (e)
   1998       $6.88      $(0.06)       $1.34
   1997        7.21       (0.01)        0.11
-------------------------------------------------



           DISTRIBUTIONS   DISTRIBUTIONS
              FROM NET        FROM NET       NET ASSET                 NET ASSETS,
             INVESTMENT     REALIZED GAIN   VALUE, END     TOTAL      END OF PERIOD
               INCOME      ON INVESTMENTS    OF PERIOD     RETURN    (IN THOUSANDS)
-----------------------------------------------------------------------------------
 PENNSYLVANIA MUTUAL FUND -- INVESTMENT CLASS (a)
             $(0.05)          $(0.71)         $7.35         4.2%       $466,857
              (0.06)           (1.00)          7.82        25.0%        507,635
              (0.11)           (1.44)          7.11        12.8%        456,868
              (0.11)           (0.97)          7.71        18.7%        630,119
              (0.11)           (0.73)          7.41        (0.7)%       771,417
 PENNSYLVANIA MUTUAL FUND -- CONSULTANT CLASS (b)
             $ --             $(0.70)         $7.34         3.4%       $140,042
              (0.04)           (1.00)          7.81        12.0%        151,948
 PMF II (c)
             $ --              $0.18)         $6.02         4.9%       $ 34,278
              (0.08)           (0.36)          5.92        20.8%         22,244
               --               --             5.26         5.2%         17,857
 ROYCE GIFTSHARES FUND -- INVESTMENT CLASS (d)
             $ --             $(0.02)         $8.24        19.5%       $  8,418
               --              (0.43)          6.91        26.0%          3,614
               --              (0.45)          5.83        25.6%          1,064
               --               --             5.01         0.2%            502
 ROYCE GIFTSHARES FUND -- CONSULTANT CLASS (e)
             $ --             $(0.02)         $8.14        18.5%       $  1,276
               --              (0.43)          6.88         1.5%            107
------------------------------------------------------------------------------------


            RATIO OF       RATIO OF NET
            EXPENSES        INVESTMENT       PORTFOLIO
           TO AVERAGE    INCOME (LOSS) TO    TURNOVER
           NET ASSETS   AVERAGE NET ASSETS     RATE
------------------------------------------------------
 PENNSYLVANIA MUTUAL FUND -- INVESTMENT CLASS (a)
          1.01%            0.62%              29%
          1.05%            0.88%              18%
          0.99%            1.05%              29%
          0.98%            1.18%              10%
          0.98%            1.33%              17%
 PENNSYLVANIA MUTUAL FUND -- CONSULTANT CLASS (b)
          1.74%           (0.11)%             29%
          1.65%*           0.29%*             18%
 PMF II (c)
          1.25%           (0.16)%            120%
          0.99%            1.23%              77%
          0.97%*           0.83%*              1%
 ROYCE GIFTSHARES FUND -- INVESTMENT CLASS (d)
          1.49%           (0.35)%            153%
          1.49%           (0.32)%             64%
          1.49%           (0.05)%             93%
          0.70%*           0.00%*              0%
 ROYCE GIFTSHARES FUND -- CONSULTANT CLASS (e)
          2.49%           (1.39)%            153%
          2.49%*          (1.35)%*            64%
------------------------------------------------------

(a) Expense ratios are shown after fee waivers by the investment adviser. For the years ended December 31, 1996 and 1995, the expense ratios before the waivers would have been 1.03% and .99%, respectively.
(b) Expense ratios are shown after fee waivers by the distributor. For the periods ended December 31, 1998 and 1997, the expense ratios before the waivers would have been 1.99% and 2.00%, respectively. The Class commenced operations on June 18, 1997.
(c) Expense ratios are shown after fee waivers by the investment adviser. For the periods ended December 31, 1998, 1997 and 1996, the expense ratios before the waivers would have been 1.54%, 1.56% and 1.97%, respectively. The Fund commenced operations on November 19, 1996.
(d) Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser and distributor. For the periods ended December 31, 1998, 1997, 1996 and 1995, the expense ratios before the waivers and reimbursements would have been 2.45%, 3.82%, 6.53% and 1.95%, respectively. The Fund commenced operations on December 27, 1995.
(e) Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. For the periods ended December 31, 1998 and 1997, the expense ratios before the waivers and reimbursements would have been 4.70% and 30.28%, respectively. The Class commenced operations on September 26, 1997. Total returns do not deduct contingent deferred sales charge.
    * Annualized.

                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 29

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Summary of Significant Accounting Policies:
     Pennsylvania Mutual Fund, PMF II and Royce GiftShares Fund (the "Fund" or "Funds") are three series of The Royce Fund (the "Trust"), a diversified open-end management investment company organized as a Delaware business trust. PMF II and Royce GiftShares Fund--Investment Class commenced operations on November 19, 1996 and December 27, 1995, respectively. The Consultant Classes of Pennsylvania Mutual Fund and Royce GiftShares Fund commenced operations on June 18, 1997 and September 26, 1997, respectively.
     Classes of shares have equal rights as to earnings and assets, except that each class may bear different distribution, shareholder servicing, registration and shareholder reports fees and expenses and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of investments:
     Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

 Investment transactions and related investment income:
     Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and any non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

 Expenses:
     The Fund incurs direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund's operations, while expenses applicable to one or more series of the Trust are allocated in an equitable manner. Allocated personnel costs of employees of The Royce Funds are included in administrative and office facilities expenses.

 Taxes:
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year. The Schedules of Investments include information regarding income taxes under the caption "Income Tax Information".

 Distributions:
     Any dividend and capital gain distributions are recorded on the ex-dividend date and paid annually in December. These distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

 Repurchase agreements:
     The Funds enter into repurchase agreements with respect to portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of the Funds' assets. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held by SSB&T until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities.

 Security lending:
     Pennsylvania Mutual Fund loans securities to qualified institutional investors for the purpose of realizing additional income. This income is included in interest income. Collateral on all securities loaned for Pennsylvania Mutual Fund is accepted in cash and is invested temporarily by the custodian. The collateral is maintained at a value at least equal to 100% of the current market value of the loaned securities.

30| THE ROYCE FUNDS ANNUAL REPORT 1998

--------------------------------------------------------------------------------

Investment Adviser and Distributor:
  Under the Trust's investment advisory agreements with Royce & Associates, Inc. ("Royce"), Royce is entitled to receive management fees which are computed daily and payable monthly; for Pennsylvania Mutual Fund at the annual rate of 1.0% of the first $50 million of the Fund's average net assets, 0.875% of the next $50 million of such net assets and 0.75% of additional amounts of average net assets, and for PMF II and Royce GiftShares Fund at the annual rate of 1.0% of average net assets. The Investment Adviser had voluntarily committed to waive its fees and reimburse for certain expenses to the extent necessary to maintain the ratio of expenses to average net assets at or below 1.25%, 1.49% and 2.49% of average net assets for PMF II, Royce GiftShares Fund-Investment Class and Royce GiftShares Fund-Consultant Class, respectively, for the year ended December 31, 1998. For the year ended December 31, 1998, Pennsylvania Mutual Fund, PMF II and Royce GiftShares Fund recorded advisory fees of $4,939,625, $191,046 (net of voluntary waivers of $79,474) and $18,198 (net of voluntary waivers of $44,213), respectively.

  Royce Fund Services, Inc. ("RFS"), the distributor of the Trust's shares, is an affiliate of Royce. The distribution agreement provides for maximum fees at the annual rate of 1.0% of each Fund's Consultant Class average net assets and 0.25% of Royce GiftShares Fund - Investment Class' average net assets. For the year ended December 31, 1998, RFS received 12b-1 distribution fees of $1,108,054 (net of voluntary waivers of $369,351) and $6,831 from the Consultant Classes of Pennsylvania Mutual Fund and Royce GiftShares Fund, respectively. RFS voluntarily waived the distribution fees of $13,895 from the Investment Class of Royce GiftShares Fund.

Purchases and Sales of Investment Securities:
     For the year ended December 31, 1998, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, were as follows:

====================================================================================
                 Pennsylvania Mutual Fund        PMF II        Royce GiftShares Fund
                --------------------------   --------------   ----------------------
  Purchases            $177,110,349           $41,848,845           $13,690,974
====================================================================================
  Sales                $234,377,605           $30,505,013           $ 8,644,020
====================================================================================

Merger Information:
     On June 17, 1997, Pennsylvania Mutual Fund acquired all of the assets and assumed all of the liabilities of Royce Value Fund. Based on the opinion of Fund counsel, the acquisition, which was approved by the shareholders of Royce Value Fund on May 28, 1997, qualified as a tax-free reorganization for Federal income tax purposes with no gain or loss recognized to the Funds or their shareholders. Royce Value Fund's net assets, including $40,233,294 of unrealized appreciation, were combined with Pennsylvania Mutual Fund for total net assets after the acquisition of $604,764,550. Costs associated with the acquisition were borne by the Investment Adviser.

                                         THE ROYCE FUNDS ANNUAL REPORT 1998 | 31

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of The Royce Fund and the Shareholders of Pennsylvania Mutual Fund, PMF II and Royce GiftShares Fund:
     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial positions of Pennsylvania Mutual Fund, PMF II, and Royce GiftShares Fund (the "Funds") at December 31, 1998, and the results of their operations, the changes in their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

 PricewaterhouseCoopers LLP
 Boston, Massachusetts
 February 10, 1999

32 | THE ROYCE FUNDS ANNUAL REPORT 1998

[Inside Back Cover]

[Graphics of a sphere and jumping jacks superimposed on page]

POSTSCRIPT
--------------------------------------------------------------------------------

"FURBY-MANIA"
A member of our senior investment staff told us this tale of holiday shopping mania.

Like all dutiful Dads, I do my best to help my wife out with Christmas shopping. Of course, having an office a block away from FAO Schwartz doesn't hurt. This year we faced the same problem that every parent of young children faces every Christmas. The names may change, but the dilemma is as old as St. Nick himself. I can sum it up in one word -- Furby.

     At first my wife and I, delusional, I guess, with terror at being unable to locate one of these odd furry fellows, tried to convince our child that something else -- a teddy bear or jigsaw puzzle -- might be a little easier on Santa. With the curious combination of awe and greed that afflicts every youngster at this time of year, our little darling sweetly replied,"Santa will bring me a Furby because Santa can do anything."

     We made a few more lame attempts to stem the tide. "If you don't stop pestering your mother and me," I announced around the 18th, "you'll wind up with coal in your stocking," a statement that produced a torrent of tears and a demand from my wife that I limit my conversations with the children to the injustices of trading spreads on micro-cap stocks until after Christmas. I was also put on solo Furby procurement duty.

     First I tried using one of those online bidding sites. Nothing in my years of trading stocks on Wall Street prepared me for the brutality and ruthlessness of desperate parents vying for Furbies. I realized as I bid $200 for a toy with as much intrinsic value as a pair of sweat socks that I had forgotten everything I had learned about value investing, but I didn't care -- I had to get a Furby or risk sleeping in the reindeer stable. But I couldn't do it. My instincts as a value investor were too strong, and a housewife from Des Moines bid the last remaining one away from me for $220.

     It was almost lunch time on the 23rd. No Furby. Suddenly, the phone rang. It was an old college friend, "Fast" Eddie. Eddie is a buyer for FAO Schwartz. "Listen, I could be fired for even thinking about telling you this, but a shipment of Furbies is coming in today at 3:00, on the floor by 3:30. Remember, you never spoke to me!" Before I could even muster a "And how are you, Eddie," he hung up. Talk about insider information!

At 3:15 I was out the door and headed down West 58th Street toward the toy Mecca of midtown Manhattan, casually elbowing tourists foolish enough to get in my way. Just as I got through the door, I saw Eddie ducking into a stairwell and out of sight. I recognized a young portfolio manager of a very aggressive growth fund running toward the back of the store, scattering children in his wake. I followed, knowing how these growth guys are always after the next big thing.

Were we too late? Through a maze of shouting kids and pushy parents, all I could see was a Furby display and some empty shelves. My watch said 3:28! Suddenly, I heard a scream and the sound of something falling. Apparently, my young portfolio manager friend was reaching for the last Furby when he was hit with an avalanche of discounted Tickle-Me-Elmos and Sing-and-Snore Ernies, the Furbies of 1996 and 1997, now being hawked for a fraction of their original price as part of a display called "Precious Memories of Christmas Past." I could just make out his outstretched hand and the very top of his head, the rest of him buried under a sea of red Elmo fur. As I bent down to see if he was all right, a kindly old woman gently scooped the last Furby from the floor. "Buy, buy, I don't care how high it goes, I need that stock," murmured my friend, obviously dizzy from so many furry blows to the head.

     Fortunately, he was fine, just a little shaken up. I returned to the office disappointed, but grateful that my brush with Furby-mania had taught me an important lesson about why we don't buy stocks the way consumers buy Furbies. If anything, we stick to Barbies, footballs and board games, the predictable but steady items that may never be this (or any) year's "gotta have it," but never really go out of style, either.

     Lost in my reflections, I barely noticed that my telephone message light was on. It was from Eddie. "Sorry I didn't get to you at the store," his message said, "but I was able to put one aside for you. Come by my office after work, and it's all yours."

     I guess it's a good thing Eddie chose toys over stocks.

[Begin Sidebar]

Furby-mania had taught me an important lesson about why we don't buy stocks the way consumers buy Furbies. If anything, we stick to Barbies, footballs and board games, the predictable but steady items that may never be this (or any) year's "gotta have it," but never really go out of style, either.

[End Sidebar]

[Back Cover]

                                       THE
                                      ROYCE
                                      FUNDS


                   ONE OF THE INDUSTRY'S MOST EXPERIENCED AND

                  HIGHLY RESPECTED SMALL-COMPANY VALUE MANAGERS

Charles M. Royce, who has been our primary portfolio manager since 1973, enjoys one of the longest tenures of any active mutual fund manager. Today, with $2.8 billion in total assets under management, Royce & Associates remains an independent firm committed to the same principles that have served us well for more than 25 years.

                          MULTIPLE FUNDS, COMMON FOCUS

Over the years, we have chosen to concentrate on small-company value investing. Chuck Royce and his team provide investors with a range of funds that take full advantage of the large and diverse small-cap sector. Our goal is to offer both individual and institutional investors the best available small-cap value portfolios by participating in the small-cap market's total returns with below-average volatility.

                REALISTIC EXPECTATIONS AND CONSISTENT DISCIPLINE

Royce Premier Fund, Royce Total Return Fund, Pennsylvania Mutual Fund and Royce GiftShares Fund have been among the "lowest risk" small-cap equity funds available. We cultivated our approach by paying close attention to risk and by always maintaining the same discipline, regardless of market movements and trends.

                              CO-OWNERSHIP OF FUNDS

As part of this commitment, it is important that our employees and shareholders share a common financial goal; our officers, employees and their affiliates currently have approximately $35 million invested in The Royce Funds.

                                 THE ROYCE FUNDS

                 1414 AVENUE OF THE AMERICAS, NEW YORK NY 10019

GENERAL INFORMATION
Additional Report Copies
and Prospectus Inquiries
(800) 221-4268

SHAREHOLDER SERVICES
(800) 841-1180

AUTOMATED TELEPHONE SERVICES
(800) 78-ROYCE  (787-6923)

ADVISOR SERVICES
For Fund Materials, Performance Updates,
Transactions or Account Inquiries
(800) 33-ROYCE (337-6923)

BROKER/DEALER SERVICES
For Fund Materials and Performance Updates
(800) 59-ROYCE (597-6923)

www.roycefunds.com
funds@roycenet.com

            This report must be accompanied or preceded by a current
                        prospectus of each of the Funds.

     Please read the prospectus carefully before investing or sending money.

[End Back Cover]